 PROSPECTUS
May 1, 1999
T. Rowe Price Spectrum Funds

 Three broadly diversified growth, income, and international funds that invest in other T. Rowe Price funds.
 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
T. ROWE PRICE RAM LOGO

T. Rowe Price Spectrum Fund, Inc.
Prospectus

May 1, 1999

              ABOUT THE FUNDS
1
              Fund, Market, and Risk Characteristics       1

              ------------------------------------------------
              Other Information About the Funds            7

              ------------------------------------------------


              ABOUT YOUR ACCOUNT
2
              Pricing Shares and Receiving                 8
              Sale Proceeds
              ------------------------------------------------
              Distributions and Taxes                      9

              ------------------------------------------------
              Transaction Procedures and                  12
              Special Requirements
              ------------------------------------------------


              MORE ABOUT THE FUNDS
3
              Organization and Management                 15

              ------------------------------------------------
              Understanding Performance Information       18

              ------------------------------------------------
              Special Risks and Considerations            20

              ------------------------------------------------
              Description of Underlying Funds             21

              ------------------------------------------------
              Investment Policies of the Spectrum Funds   22

              ------------------------------------------------
              Investment Policies and Practices of the    24
              Underlying Funds
              ------------------------------------------------
              Financial Highlights                        25

              ------------------------------------------------


              INVESTING WITH T. ROWE PRICE
4
              Account Requirements                        29
              and Transaction Information
              ------------------------------------------------
              Opening a New Account                       29

              ------------------------------------------------
              Purchasing Additional Shares                31

              ------------------------------------------------
              Exchanging and Redeeming                    31

              ------------------------------------------------
              Rights Reserved by the Funds                33

              ------------------------------------------------
              Information About Your
                                                          34
              Services
              ------------------------------------------------
              T. Rowe Price                               36
              Brokerage
              ------------------------------------------------
              Investment Information                      37

              ------------------------------------------------


 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc., and its affiliates managed $147.8 billion for more than seven million individual and institutional investor accounts as of December 31, 1998.



 Rowe Price-Fleming International, Inc. ("Price-Fleming") was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Ltd. As of December 31, 1998, Price-Fleming managed $32.9 billion in foreign stocks and bonds through its offices in Baltimore, London, Tokyo, Singapore, Hong Kong, Buenos Aires, and Paris.
 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUNDS
                                        1
 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------

   To help you decide whether these funds are appropriate for you, this section reviews their investment objectives, strategies, and risks.


 What is each fund's objective?


   Spectrum Income Fund seeks a high level of current income with moderate share price fluctuation.

   Spectrum Growth Fund seeks long-term capital appreciation and growth of income, with current income a secondary objective.

   Spectrum International Fund seeks long-term capital appreciation.


 What is each fund's principal investment strategy?

   Each fund can diversify its assets widely among a set of T. Rowe Price funds representing specific market segments. Each Spectrum Fund seeks to maintain broad exposure to several markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments.

   Spectrum Income may invest in five domestic bond funds, two international bond funds, a money market fund, and one income-oriented stock fund.

   Spectrum Growth may invest in seven domestic equity funds, one international stock fund, and a money market fund.

   Spectrum International may invest in four developed market equity funds, three emerging markets equity funds, two international bond funds, and a money market fund.

   Within the ranges shown in the next table, managers decide how much of each fund's assets to allocate to underlying fund investments based on their outlook for, and on the relative valuations of, the underlying funds and the various markets in which they invest.

   Each fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

T. ROWE PRICE

 Table 1  Asset Allocation Ranges for Underlying Funds
  Spectrum                                             Investment   Spectrum              Investment   Spectrum                  Inv
  Income Fund                                          Range        Growth Fund           Range        International Fund        Ran
  Emerging Markets Bond                                  0-10%      Mid-Cap Value           0-15%      Emerging Markets Bond    0-15
  Short-Term Bond                                        0-15       New Era                 0-15       Latin America            0-15
  U.S. Treasury Long-Term                                0-15       Blue Chip Growth        5-20       Emerging Markets Stock   0-20
  GNMA                                                   5-20       Growth Stock            5-20       International Bond       0-20
                                                                    Summit Cash
  International Bond                                     5-20       Reserves                0-25       International Discovery  0-20
  Summit Cash Reserves                                   0-25       Equity Income         7.5-22.5     New Asia                 0-20
  Equity Income                                         10-25       Growth & Income       7.5-22.5     Summit Cash Reserves     0-25
  High Yield                                            10-25       International Stock    10-25       European Stock           0-30
  New Income                                            15-30       New Horizons           10-25       Japan                    0-30
                                                                                                       International Stock     35-65
 -----------------------------------------------------------------------------------------------------------------------------------




  . For details about each fund's investment program, please see the Investment
   Policies and Practices section.


 What are the main risks of investing in the funds?

   Each Spectrum Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the fund's overall price swings. However, the funds' share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. Spectrum Income should experience lower price volatility than the equity-focused funds, Spectrum Growth and Spectrum International. Each fund carries some particular risk considerations:

   Spectrum Income
   This fund's share price will typically move in the opposite direction of U.S. interest rates, so a rise in rates, or interest rate risk, represents the most important source of risk. There is also exposure to credit risk: corporate bond holdings in the underlying funds may have their credit ratings downgraded or they may default. Such events could reduce the fund's share price and income level. Credit risk for the fund increases to the extent it invests in high-yield ("junk") bonds, primarily through the High Yield Fund. The fund is exposed to the risks of international investing to the extent it invests overseas, primarily through the International Bond Fund. For example, weakening foreign currencies versus the U.S. dollar would typically reduce returns from bonds denominated in other currencies. In addition, emerging market bonds are subject to the special political and economic risks of these newly industrialized countries. To the extent that Spectrum Income invests in stocks through the Equity Income Fund, its share price would be hurt by stock market declines.

ABOUT THE FUNDS
   Spectrum Growth

   As with all equity funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for a particular underlying fund or the industries or companies in which they invest may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of the underlying funds held by the fund may prove incorrect, resulting in losses or poor performance even in a rising market.

   In addition to the general stock market risks assumed by the funds held in this portfolio, certain underlying holdings carry additional risks. The fund's investments in small companies, primarily through the New Horizons Fund, may experience greater price swings than its investments in funds holding larger stocks. To the extent the fund invests in foreign securities, primarily through the International Stock Fund, it is also subject to the risk that it may lose value due to declining foreign currencies or adverse political or economic events overseas.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.

   Spectrum International
   This fund is subject to the general stock and bond market risks noted previously. Because it can only invest up to 35% of assets in foreign bond funds, its performance will primarily be influenced by stock fund risks. Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. These risks include fluctuations in foreign exchange rates that can significantly increase or decrease the dollar value of a foreign investment, boosting or offsetting its local market return. For example, weakening foreign currencies versus the U.S. dollar would typically lower returns for U.S. investors. Investing in foreign markets may also involve higher costs and lower liquidity. Acts of government interfering in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes would have an adverse effect on the fund.

   To the extent that the fund has investments in emerging market countries, primarily through the Emerging Markets Stock, Latin America, or New Asia Funds, it will be more subject to abrupt and severe price declines. Many of the economic and political structures of these countries do not compare favorably with the U.S. in terms of wealth and stability, and their financial markets lack liquidity. Therefore, investments in these countries are much riskier than investments in mature markets.

T. ROWE PRICE
   As with any mutual fund, there can be no guarantee the funds will achieve their objectives.

  . Each fund's share price may decline, so when you sell your shares, you may lose money.


 How can I tell which fund is most appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk.

   If you would like a one-stop approach to broad diversification and can accept the possibility of moderate share price declines in an effort to achieve relatively high income, Spectrum Income Fund could be an appropriate part of your overall investment strategy.


   If you would like a one-stop approach to broad diversification and can accept the possibility of share price declines in an effort to achieve long-term capital appreciation and some current income, Spectrum Growth Fund could be an appropriate part of your overall investment strategy.

   If you would like a one-stop approach to broad international diversification and can accept the possibility of significant share price declines in an effort to achieve long-term capital appreciation, Spectrum International Fund could be an appropriate part of your overall investment strategy.

   The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.

   Each fund can be used in both regular and tax-deferred accounts, such as IRAs.


 How has each fund performed in the past?


   The bar charts and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next.Each fund's past performance is no guarantee of its future returns.

   The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns accompanying the following charts. The returns are only for the years depicted in the charts.

ABOUT THE FUNDS




 INPUT BAR CHARTS HERE
                                             Calendar Year Total Returns
        Fund          1989  1990  1991    1992   1993    1994    1995    1996    1997    1998
 -----------------------------------------------------------------------------------------------------
  Spectrum Income       --    --  19.64%  7.84%  12.36%  -1.94%  19.41%   7.64%  12.18%   6.57%
  Spectrum Growth       --    --  29.87   7.24   20.98    1.40   29.96   20.53   17.40   13.62
  Spectrum              --    --     --     --      --      --      --      --    2.42   12.28
  International
 -----------------------------------------------------------------------------------------------------


 Spectrum Income Quarter ended Total return

 Best quarter   3/31/1995 6.56%

 Worst quarter  3/31/1994 -2.63%



 Spectrum Growth Quarter ended Total return

 Best quarter   12/31/199818.61%

 Worst quarter  9/30/1990 -16.50%



 Spectrum International   Quarter ended Total return

 Best quarter   12/31/199818.22%

 Worst quarter  9/30/1998 -13.71%

T. ROWE PRICE

 Table 2  Average Annual Total Returns
                                   Periods ended December 31, 1998
                                                               Inception
                             1 year  5 years  Since inception    date
 ----------------------------                                  ----------------

  Spectrum Income Fund        6.57%   8.55%        9.96%        6/29/90
  Salomon Smith Barney
  Broad Investment-Grade      8.71    7.29         8.92
  Index
                             ---------------------------------------------
  Spectrum Growth Fund       13.62   16.20        14.70         6/29/90
  S&P 500 Stock Index        28.57   24.06        18.61
                             ---------------------------------------------
  Spectrum International
  Fund                       12.28      --         7.24         12/31/96
  Combined Index (90% MSCI
  EAFE, 10% J.P. Morgan
  Non-U.S.Dollar Government  20.40      --        10.59
  Bond Index)
 ------------------------------------------------------------------------------




 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


 What fees or expenses will I pay?

   The funds are 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees. While the funds themselves impose no fees or charges, they will indirectly bear their pro-rata share of the expenses of the underlying funds. The following table provides a range of average weighted expense ratios for each fund. A range is given instead of a single number because the pro-rata share of expenses fluctuates along with changes in the average assets in each of the underlying funds.

 Table 3  Range of Average Weighted Expense Ratios as of
December 31, 1998
 Spectrum Income   Spectrum Growth   Spectrum International

                         0.7                   0.
                          1                    7
                       % to 0.                 9
                         89                 % to 1.
 0.66% to 0.84%           %                    31
                                               %
 ------------------------------------------------------------


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other funds. Although your actual costs may be higher or lower, the table below uses the midpoint of the above ranges to show the expenses you would pay if operating expenses remain the same, you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods:

     Fund                    1 year   3 years   5 years    10 years

     Spectrum Income          $ 77      $240      $417      $  930
     Spectrum Growth            82       255       444         990
     Spectrum International    107       334       579       1,283
    ----------------------------------------------------------------

ABOUT THE FUNDS
 OTHER INFORMATION ABOUT THE FUNDS
 ----------------------------------------------------------

 What are the funds' potential rewards?

   The Spectrum Funds offer a professionally managed allocation of assets among a broad range of underlying funds. Because they invest in a variety of underlying funds, each Spectrum Fund's performance could benefit from diversification.

   The theory of diversification holds that investors can reduce their overall risk by spreading assets among a variety of investments. Each type of investment follows a cycle of its own and responds differently to changes in the economy and the marketplace. A decline in one investment can be balanced by returns in other investments that are stable or rising. Therefore, a major benefit of the Spectrum Funds is the potential for attractive long-term returns with reduced volatility.

   For example, Spectrum Income Fund invests in funds holding high-quality domestic and foreign bonds, high-yield bonds, short- and long-term securities, and dividend-paying stocks.

   Spectrum Growth Fund invests in funds holding domestic and foreign stocks, small- and large-cap stocks, and growth and value stocks.

   Spectrum International Fund invests in stock and, to a lesser degree, bond funds, which, in turn, have holdings in many different foreign countries, industrialized as well as emerging markets, and in both large and small companies.


 What are the characteristics of the underlying Price funds?

   For details, please see Description of Underlying Funds in Section 3.


 Is there other information I can review before making a decision?

   Be sure to read Special Risks and Considerations, Description of Underlying Funds, Investment Policies of the Spectrum Funds, and Investment Policies and Practices of Underlying Funds in Section 3 for further discussion of the funds' policies.

 ABOUT YOUR ACCOUNT
                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced


   The share price (also called "net asset value" or NAV per share) for the funds is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Current market values are used to price fund shares.

  . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale

  . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from, and receiving payments in, your

ABOUT YOUR ACCOUNT
   financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by bank wire should be credited to your account the next business day.


  . Exception: Under certain circumstances and when deemed to be in each fund's best interests, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.

  . If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.


   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
   Spectrum Income Fund dividends
  . The fund declares income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.

  . The fund pays dividends on the first business day of each month.

  . Fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares,

T. ROWE PRICE
   all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

  . A portion of the fund's dividends may be eligible for the 70% deduction for dividends received by corporations.

   Spectrum Growth Fund dividends
  . The fund declares and pays dividends (if any) annually.

  . A portion of the fund's dividends may be eligible for the 70% deduction for dividends received by corporations.

   Spectrum International Fund dividends
  . The fund declares and pays dividends (if any) annually.

  . The dividends of the fund will not be eligible for the 70% deduction for dividends received by corporations, if, as expected, none of the fund's income consists of dividends paid by U.S. corporations.

   Capital gains (all funds)
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information

  . You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.


   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

ABOUT YOUR ACCOUNT
   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
  . The following summary does not apply to retirement accounts, such as IRAs, which are not subject to current tax.

   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions are generally taxable to you for the year in which they were paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state income taxes.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income and long-term gains on securities held more than 12 months are taxed at a maximum rate of 20%. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term loss will be reclassified to a long-term loss to the extent of any long-term capital gain distribution received during the period you held the shares.

   You will not be able to claim a credit or deduction for any foreign taxes paid by the underlying funds.

   Gains and losses from the sale of foreign currencies and the foreign currency gain or loss resulting from the sale of a foreign debt security can increase or decrease a fund's ordinary income dividend. Net foreign currency losses may cause a fund's dividend to be classified as a return of capital.

  . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain or dividend distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions.

T. ROWE PRICE
 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. Each fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars

   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks. The fund does not accept purchases made by credit card check.


 Sale (Redemption) Conditions

   Holds on immediate redemptions: 10-day hold

   If you sell shares that you just purchased and paid for by check or ACH transfer, the funds will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions
   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the boxes that state you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone or computer are genuine; they are not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the funds and their agents may be liable for any losses that may result from acting on the instructions. A confirmation is sent promptly after a transaction. All telephone conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than

ABOUT YOUR ACCOUNT
   $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading

  . T. Rowe Price may bar excessive traders from purchasing shares.


   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses. To deter such activity, the fund has adopted an excessive trading policy. If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.

  . Trades placed directly with T. Rowe Price  If you trade directly with T.
   Rowe Price, you can make one purchase and sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases or redemptions (see Information About Your Services).


  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party and hold them for less than 60 calendar days, you are in violation of our excessive trading policy.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds' transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any

T. ROWE PRICE
   investor whose T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees

  . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUNDS
                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How are the funds organized?

   The T. Rowe Price Spectrum Fund, Inc. (Spectrum Fund) is a Maryland corporation organized in 1987 and is registered with the Commission under the 1940 Act as a nondiversified, open-end investment company, commonly known as a "mutual fund." Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

   Currently, Spectrum Fund consists of three series, the Spectrum Income Fund, the Spectrum Growth Fund, and the Spectrum International Fund (collectively referred to as "the funds"), each of which represents a separate class of shares and has different objectives and investment policies. The Spectrum Income and Spectrum Growth Funds were established in 1990, and the Spectrum International Fund was established in 1996.

  . Shareholders benefit from T. Rowe Price's 62 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not intend to do so except when certain matters, such as a change in a fund's fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.

T. ROWE PRICE
 Who runs the funds?

   General Oversight
   Spectrum Fund is governed by a Board of Directors that meets regularly to review the funds' investments, performance, expenses, and other business affairs. The Board elects the funds' officers. The policy of the funds is that a majority of the Board members are independent of T. Rowe Price and Price-Fleming and that none of the independent directors will be directors of any underlying fund. In exercising their responsibilities, the Board, among other things, will refer to the Special Servicing Agreements and policies and guidelines included in the Exemptive Order ("Order") issued by the Securities and Exchange Commission in connection with the operation of the funds. The interested directors and the officers of Spectrum Fund and T. Rowe Price and Price-Fleming also serve in similar positions with most of the underlying funds. Thus, if the interests of a Spectrum Fund and the underlying funds were ever to diverge, it is possible that a conflict of interest could arise and affect how the interested directors and officers fulfill their fiduciary duties to that fund and the underlying funds. The directors of Spectrum Fund believe they have structured each fund to avoid these concerns. However, conceivably, a situation could occur where proper action for a Spectrum Fund could be adverse to the interests of an underlying fund, or the reverse. If such a possibility arises, the directors and officers of the affected funds and T. Rowe Price or Price-Fleming, as applicable, will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict.

   Portfolio Management: Spectrum Income and Spectrum Growth Funds

   Spectrum Income and Spectrum Growth Funds have an Investment Advisory Committee with the following members: Edmund M. Notzon, Chairman, Stephen W. Boesel, John H. Laporte, William T. Reynolds, Brian C. Rogers, and M. David Testa. The committee chairman has day-to-day responsibility for managing the Spectrum Income and Spectrum Growth Funds and works with the committee in developing and executing these funds' investment programs. Mr. Notzon has been chairman of the committee since 1998. He has been managing investments since joining T. Rowe Price in 1989.

   Portfolio Management: Spectrum International Fund

   Spectrum International has an Investment Advisory Committee with the following members: John R. Ford, Chairman, M. David Testa, Martin G. Wade, and David J. L. Warren. The committee chairman has day-to-day responsibility for managing this fund and works with the committee in developing and executing the fund's investment program. Mr. Ford has been chairman of the committee since 1996. He joined Price-Fleming in 1982 and has been a portfolio manager since 1984.

MORE ABOUT THE FUNDS
   Management of the Underlying Funds
   T. Rowe Price serves as investment manager to all of the underlying domestic funds. Price-Fleming serves as investment manager to all of the underlying international funds. Each manager is responsible for selection and management of the underlying funds' portfolio investments. T. Rowe Price serves as investment manager to a variety of individual and institutional investors, including limited partnerships and other mutual funds.

   Price-Fleming was incorporated in Maryland in 1979 as a joint venture between
   T. Rowe Price and Robert Fleming Holdings Limited (Flemings). Flemings is a diversified investment organization which participates in a global network of regional investment offices in New York, London, Zurich, Geneva, Tokyo, Hong Kong, Manila, Kuala Lumpur, Seoul, Taipei, Bombay, Jakarta, Singapore, Bangkok, and Johannesburg. Flemings was incorporated in 1974 in the United Kingdom as successor to the business founded by Robert Fleming in 1873.


   T. Rowe Price, Flemings, and Jardine Fleming Group Limited (Jardine Fleming) are owners of Price-Fleming. The common stock of Price-Fleming is 50% owned by a wholly owned subsidiary of T. Rowe Price, 25% by a subsidiary of Flemings, and 25% by a subsidiary of Jardine Fleming. Jardine Fleming is owned by Flemings. T. Rowe Price has the right to elect a majority of the Board of Directors of Price-Fleming, and Flemings has the right to elect the remaining directors, one of whom will be nominated by Jardine Fleming.


 How are fund expenses determined?

   Each Spectrum Fund will operate at a zero expense ratio. However, each fund will incur its pro-rata share of the fees and expenses of the underlying funds in which they invest. The payment of each fund's operational expenses is subject to a Special Servicing Agreement (described below) as well as certain undertakings made by T. Rowe Price and Price-Fleming under their respective Investment Management Agreements with each Spectrum Fund. Fund expenses include: shareholder servicing fees and expenses; custodian and accounting fees and expenses; legal and auditing fees; expenses of preparing and printing prospectuses and shareholder reports; registration fees and expenses; proxy and annual meeting expenses, if any; and directors' fees and expenses.

  . Here is some information regarding the Special Servicing Agreements.

   The Special Servicing Agreements provide that each underlying fund in which a Spectrum Fund invests will bear a proportionate share of the expenses of that Spectrum Fund if, and to the extent that, the underlying fund's savings from the operation of Spectrum Fund exceed these expenses.

   Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the underlying Price Funds and the resulting reduction in shareholder servic-

T. ROWE PRICE
   ing costs. Although such cost savings are not certain, the estimated savings to the underlying Price Funds generated by the operation of Spectrum Fund are expected to be sufficient to offset most, if not all, of the expenses incurred by Spectrum Fund.

   Under the Investment Management Agreements with the Spectrum Fund, and the Special Servicing Agreements, T. Rowe Price has agreed to bear any expenses of the Spectrum Growth and Spectrum Income Funds and Price-Fleming has agreed to bear any expenses of the Spectrum International Fund which exceed the estimated savings to each of the underlying funds. Thus, the Spectrum Funds will operate at a zero expense ratio. Of course, shareholders of the Spectrum Funds will still indirectly bear their fair and proportionate share of the cost of operating the underlying funds owned by each Spectrum Fund.

   The Management Fee
   T. Rowe Price is the investment manager for the Spectrum Income Fund and the Spectrum Growth Fund, and Price-Fleming is investment manager for the Spectrum International Fund. Neither will be paid a management fee for performing such services. However, T. Rowe Price and Price-Fleming receive management fees from managing the underlying funds. See the underlying funds' Statements of Additional Information for specific fees.

   T. Rowe Price will determine how Spectrum Income Fund's and Spectrum Growth Fund's assets are invested and Price-Fleming will determine how the Spectrum International Fund's assets will be invested consistent with the investment objectives and policies of each fund described in this prospectus and procedures and guidelines established by the Board of Directors for the Spectrum Fund. The Directors for Spectrum Fund will periodically monitor the allocations and the basis upon which such allocations were made or maintained.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in T. Rowe Price advertisements; and in the media.


 Total Return

   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

MORE ABOUT THE FUNDS
   Advertisements for a fund may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return

   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, a fund could have a 10-year positive cumulative return despite experiencing three negative years during that time.


 Average Annual Total Return

   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.


 Yield (Spectrum Income Fund)

   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the price at the end of the given period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

   The advertised or Securities and Exchange Commission (SEC) yield is found by determining the net income per share (as defined by the SEC) earned by a fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The SEC yield may differ from the dividend yield.

T. ROWE PRICE
 SPECIAL RISKS AND CONSIDERATIONS
 ----------------------------------------------------------
   Prospective investors should consider the following factors:

  . The investments of each Spectrum Fund are concentrated in the underlying funds, so each fund's investment performance is directly related to the investment performance of these underlying funds.


  . As an operating policy, the Spectrum Income and Spectrum Growth Funds will not redeem more than 1% of any underlying fund's assets during any period of less than 15 days, except when necessary to meet the fund's shareholder redemption requests. As a result, the funds may not be able to reallocate assets among the underlying funds as efficiently and rapidly as would be the case in the absence of this constraint. This limitation does not apply to Spectrum International Fund.

  . Further information on these investment policies and practices can be found under Investment Policies of the Underlying Funds and in the Statement of Additional Information, as well as in the prospectuses of each of the underlying funds.

  . For Spectrum International Fund, each underlying fund's portfolio securities usually are valued on the basis of the most recent closing market prices at 4 p.m. ET when each fund calculates its NAV. Most of the securities in which the underlying funds invest, however, are traded in markets that close before that time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. ET will not be reflected in the funds' NAVs. However, if a fund determines that such developments are so significant that they will clearly and materially affect the value of the fund's securities, the fund may adjust the previous closing prices to reflect fair value or use the next available opening market prices to value its portfolio securities.

  . The officers, interested directors, and investment managers of Spectrum
   Funds presently serve as officers, interested directors, and investment managers of the underlying funds. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Spectrum Funds and the underlying funds.

MORE ABOUT THE FUNDS
 DESCRIPTION OF UNDERLYING FUNDS
 ----------------------------------------------------------
   Table 4 gives a brief description of the principal investment programs of the underlying funds. Additional investment practices are described under Special Risks and Considerations, in the Statement of Additional Information, and in the prospectuses for each of the underlying funds.

  . For more information about an underlying fund, call:  1-800-638-5660

   The major characteristics of the underlying T. Rowe Price funds are as follows:


 Table 4  Description of Underlying Funds

  Fixed Income Funds       Objective/Program


  Summit Cash Reserves     Preservation of capital and liquidity and, consistent with these, the highest possible current income.

                           Invests
                           in high-quality, U.S. dollar-denominated money market
                           securities of U.S. and foreign issuers
                           .
                           Managed to provide stable share price of $1.00.
                           ----------------------------------------------------------------------------------------------
  Short-Term Bond          High
                           level of
                           i
                           ncome
                           consistent with minimal fluctuation in principal value and liquidity.

                           Normally invests at least 65%
                           of
                           total
                            assets in short-term bonds, primarily
                           short- and intermediate-term
                           investment-grade
                            corporate, government, and
                           mortgage
                           -backed
                            securities. Securities purchased will be rated within the four highest credit categories.The fund's
                           average effective maturity will not exceed three
                           years.
                           ----------------------------------------------------------------------------------------------
  GNMA                     High
                           current
                            income consistent with maximum credit protection and moderate share price fluctuation

                           by

                           i
                           nvest
                           ing
                            exclusively in securities backed by the full faith and
                           credit of the U.S. government and instruments
                           linked to
                            these securities (this
                           guarantee does not apply to the fund's share price, which will fluctuate)
                           .
                           ----------------------------------------------------------------------------------------------
  New Income               High
                           est level of
                            income
                           consistent with preservation of capital over time by investing primarily in marketable debt securities
                           . Invests at least 80% of total assets in
                           income-
                           producing securities
                           ,
                           including
                            U.S. government
                            and agency obligations, mortgage-
                           and asset-
                           backed securities,
                           corporate
                           bonds, foreign securities, collateralized
                           mortgage obligations (CMOs), and others, including, on occasion, equity securities.
                           Weighted

                           a
                           verage maturity expected to be between 4 and 15 years.
                           ----------------------------------------------------------------------------------------------
  U.S. Treasury Long-Term  HIgh
                           est
                            level of income
                           consistent with maximum credit protection. Invests at least
                           85% of its total assets in

                           U.S. Treasur
                           y securities, which are backed by the full faith
                           and credit of the federal government
                           , and other investments involving these
                           securities
                           .
                           ----------------------------------------------------------------------------------------------
  High Yield               High
                           current
                            income and
                           , secondarily,
                            capital appreciation
                           .

                           Invests at least 80% of
                           total assets in diversified portfolio of

                           "junk"
                            bonds
                           , income-producing convertible
                           securities, and preferred stocks
                           .
                           Dollar-weighted

                           a
                           verage maturity expected to be in
                           the 8- to 12-year range.
 -----------------------------------------------------------------------------------------------------------------------------

  Equity Funds             Objective/Program
  Equity Income            Substantial dividend income and capital appreciation through investments primarily in the common stocks of established companies paying above-average dividends.
                           ----------------------------------------------------------------------------------------------
  Growth & Income          Capital appreciation and reasonable dividend income through investments in growth stocks. Invests principally in large-cap U.S.-based companies.
                           ----------------------------------------------------------------------------------------------
  Growth Stock             Capital appreciation and increasing
                           dividend
                            income through investments in growth
                           stocks. Invests principally in large-cap U.S.-based companies.
                           ----------------------------------------------------------------------------------------------
  New Era                  Capital appreciation
                           primarily
                            through investments in
                           U.S. and foreign
                            natural
                           resource stocks whose earnings are expected to grow faster than inflation.
                           ----------------------------------------------------------------------------------------------
  Blue Chip Growth         Capital appreciation through investments in the common stocks of large and medium-
                           sized blue chip companies with potential for above-average earnings growth.
                           Current
                           income is a secondary objective.
                           ----------------------------------------------------------------------------------------------
  Mid-Cap Value            Capital appreciation through investments in mid
                           -
                           size companies whose stocks
                           appear undervalued.
                           ----------------------------------------------------------------------------------------------
  New Horizons             Aggressive capital appreciation through investments in small-company stocks.
                           Invests primarily in emerging growth companies, early in their corporate life cycles.

  International Funds      Objective/Program
  International Bond       High income and capital appreciation through investments primarily in high-quality foreign bonds. May invest up to 20% of assets in below-investment-grade
                           ,
                            high-risk
                           bonds, including bonds in default or those with the lowest rating. The fund has no maturity restrictions on the overall portfolio or on individual securities, but expects to maintain an intermediate to long weighted average maturity.
                           The fund is normally
                           heavily exposed to fluctuations in foreign currencies.
                           ----------------------------------------------------------------------------------------------
  International Stock      Capital appreciation through investments
                           primarily
                            in stocks of established foreign
                           companies.
                           ----------------------------------------------------------------------------------------------
  International Discovery  Capital appreciation through investments in small and medium-sized non-U.S.
                           companies.
                           ----------------------------------------------------------------------------------------------
  European Stock           Capital appreciation through investments primarily in companies located
                            in Europe.
                           ----------------------------------------------------------------------------------------------
  Japan                    Capital appreciation through investments in companies operating in Japan.

                           ----------------------------------------------------------------------------------------------
  New Asia                 Capital appreciation through investments in companies operating in Asia, excluding Japan.
                           ----------------------------------------------------------------------------------------------
  Emerging Markets Stock   Capital appreciation through investments in companies in emerging markets.

                           ----------------------------------------------------------------------------------------------
  Latin America            Capital appreciation through investments primarily in companies located in Latin
                           America.
                           ----------------------------------------------------------------------------------------------
  Emerging Markets Bond    High current income and capital appreciation through investments primarily in high-
                           yielding and high-risk government and corporate debt securities of less-
                           developed countries.
 -----------------------------------------------------------------------------------------------------------------------------

T. ROWE PRICE
 INVESTMENT POLICIES OF THE SPECTRUM FUNDS
 ----------------------------------------------------------
   Each Spectrum Fund's investment policies and practices are subject to further restrictions and risks which are described in the Statement of Additional Information. The funds will not make a material change in their investment objectives or their fundamental policies without obtaining shareholder approval. Shareholders will be notified of any material change in such investment programs.

MORE ABOUT THE FUNDS
   Reserve Position

   While the Spectrum Income Fund will remain primarily invested in bonds, the Spectrum Growth Fund in stocks, and the Spectrum International Fund in international stocks, each fund can hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, a fund may invest without limitation in such securities. Each fund may invest its cash reserves in the Summit Cash Reserves Fund. A reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual volatility.

   Diversification
   Spectrum Fund is a "nondiversified" investment company for purposes of the 1940 Act because it invests in the securities of a limited number of mutual funds. However, the underlying funds themselves are diversified investment companies (with the exception of the T. Rowe Price International Bond Fund, Emerging Markets Bond Fund, and Latin America Fund). Spectrum Fund intends to qualify as a diversified investment company for the purposes of Subchapter M of the Internal Revenue Code.

   Fundamental investment policies As a matter of fundamental policy, each Spectrum Fund will not: (i) invest more than 25% of its respective total assets in any one industry, except for investment companies which are members of the T. Rowe Price family of funds; (ii) borrow money, except temporarily, to facilitate redemption requests in amounts not exceeding 30% of each fund's total assets valued at market; (iii) in any manner transfer as collateral for indebtedness any securities owned by each fund except in connection with permissible borrowings, which in no event will exceed 30% of each fund's total assets valued at market. The funds may borrow money from other T. Rowe Price funds.

   Operating policies Each Spectrum Fund cannot (i) change the selection of the underlying funds in which they can invest; or (ii) change the percentage ranges which may be allocated to the underlying funds unless authorized to do so by the Board of Directors. Shareholders will be informed of any such changes.

   Other Investment Restrictions
   As a matter of operating policy, each Spectrum Fund will not, among other things: (i) purchase additional securities when money borrowed exceeds 5% of the fund's total assets; (ii) invest more than 10% of its net assets in illiquid securities; or (iii) redeem securities from any underlying fund at a rate in excess of 1% of the underlying fund's assets in any period of less than 15 days, except where necessary to meet shareholder redemption requests. This last limitation does not apply to Spectrum International Fund.

T. ROWE PRICE
   Portfolio Turnover

   Each Spectrum Fund's portfolio turnover is expected to be low. The Spectrum Funds will purchase or sell securities to: (i) accommodate purchases and sales of each fund's shares; and (ii) maintain or modify the allocation of each fund's assets among the underlying funds within the percentage limits described earlier. A high turnover rate may increase transaction costs and result in higher capital gain distributions by the fund. The Spectrum Income Fund's and Spectrum Growth Fund's portfolio turnover rates for the previous three fiscal periods, and Spectrum International Fund's portfolio turnover rates for the previous two fiscal periods, are shown in Table 5.

 Table 5  Portfolio Turnover Rates
  Fund                       1998         1997          1996

  Spectrum Income            12.8%        14.1%         17.6%
  Spectrum Growth            17.9         20.4           2.9
  Spectrum International     31.7         20.0            a/
 ----------------------------------------------------------------


 /a/       Prior to the commencement of operations.



 INVESTMENT POLICIES AND PRACTICES OF UNDERLYING FUNDS
 ----------------------------------------------------------
   In pursuing their investment objectives and programs, each of the underlying funds is permitted to engage in a wide range of investment practices. Further information about the underlying funds is contained in the Statement of Additional Information as well as in the prospectuses of such funds. Because each fund invests in the underlying funds, shareholders of each fund will be affected by these investment practices in direct proportion to the amount of assets each fund allocates to the underlying funds pursuing such practices.


 Year 2000 Processing Issue

   Many computer programs use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

   T. Rowe Price and Price-Fleming have implemented steps intended to assure that major computer systems and processes are capable of Year 2000 processing. We are working with third parties to assess the adequacy of their compliance efforts and are developing contingency plans intended to assure that third-party noncompliance will not materially affect our operations.

MORE ABOUT THE FUNDS
   Companies, organizations, governmental entities, and markets in which the T. Rowe Price funds invest will be affected by the Year 2000 issue, but at this time the funds cannot predict the degree of impact. For funds that invest in foreign markets, especially emerging markets, it is possible foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets. To the extent the effect of Year 2000 is negative, a fund's returns could be reduced.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 6, which provides information about each fund's financial history, is based on a single share outstanding throughout each fiscal year. Each fund's section of the table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and distributions). The financial statements in the annual report were audited by the funds' independent accountants, PricewaterhouseCoopers LLP.

T. ROWE PRICE

 Table 6  Financial Highlights
                                                         Year ended December 31
  Spectrum Income Fund                   1994       1995        1996         1997           1998
 ----------------------------------------------------------------------------------------------------

  Net asset value,
  beginning of period                 $  11.11    $  10.11   $    11.24   $    11.20    $    11.66
  Income From Investment Activities
  Net investment income                   0.69        0.72         0.71         0.71          0.72
  Net gains or losses on securities
  (both realized and unrealized)         (0.90)       1.16         0.11         0.61          0.02
  Total from investment operations       (0.21)       1.88         0.82         1.32          0.74
  Less Distributions
  Dividends
  (from net investment income)           (0.69)      (0.72)       (0.71)       (0.71)        (0.72)
  Distributions
  (from capital gains)                   (0.10)      (0.03)       (0.15)       (0.15)        (0.18)
  Returns of capital                        --          --           --           --            --
  Total distributions                    (0.79)      (0.75)       (0.86)       (0.86)        (0.90)
  Net asset value,
  end of period                       $  10.11    $  11.24   $    11.20   $    11.66    $    11.50
  Total return                           (1.94)%     19.41%        7.64%       12.18%         6.57%
  Ratios/Supplemental Data
  Net assets, end of period
  (in thousands)                      $624,940    $986,701   $1,355,970   $2,022,227    $2,574,053
  Ratio of expenses to average net
  assets                                  0.00%       0.00%        0.00%        0.00%         0.00%/a/
  Ratio of net income to average net
  assets                                  6.48%       6.43%        6.46%        6.21%         6.22%
  Portfolio turnover rate                 23.1%       20.2%        17.6%        14.1%         12.8%
 ----------------------------------------------------------------------------------------------------



 /a/The annualized weighted average expense ratio of the underlying funds was 0.76% for the year ended December 31, 1998.

MORE ABOUT THE FUNDS

 Table 6  Financial Highlights (continued)
                                                         Year ended December 31
  Spectrum Growth Fund                  1994        1995         1996         1997           1998
 -----------------------------------------------------------------------------------------------------

  Net asset value,
  beginning of period                 $  11.87   $    11.13   $    13.49   $    15.13    $    15.93
  Income From Investment Operations
  Net investment income                   0.17         0.21         0.20         0.20          0.19
  Net gains or losses on securities
  (both realized and unrealized)         (0.01)        3.12         2.57         2.40          1.88
  Total from investment operations        0.16         3.33         2.77         2.60          2.07
  Less Distributions
  Dividends
  (from net investment income)           (0.17)       (0.21)       (0.20)       (0.20)        (0.18)
  Distributions
  (from capital gains)                   (0.73)       (0.76)       (0.93)       (1.60)        (1.37)
  Returns of capital                        --           --           --           --            --
  Total distributions                    (0.90)       (0.97)       (1.13)       (1.80)        (1.55)
  Net asset value,
  end of period                       $  11.13   $    13.49   $    15.13   $    15.93    $    16.45
  Total return                            1.40%       29.96%       20.53%       17.40%        13.62%
  Ratios/Supplemental Data
  Net assets, end of period
  (in thousands)                      $879,366   $1,358,344   $2,104,094   $2,605,265    $2,768,241
  Ratio of expenses to average net
  assets                                  0.00%        0.00%        0.00%        0.00%         0.00%/a/
  Ratio of net income to average net
  assets                                  1.60%        1.81%        1.58%        1.26%         1.09%
  Portfolio turnover rate                 20.7%         7.4%         2.9%        20.4%         17.9%
 -----------------------------------------------------------------------------------------------------


 /a/The annualized weighted average expense ratio of the underlying funds was 0.83% for the year ended December 31, 1998.

T. ROWE PRICE

 Table 6  Financial Highlights (continued)
                                                     Year ended December 31

  Spectrum International Fund              -----        1997         1998
 ------------------------------------------     -------------------------------

  Net asset value,
  beginning of period                                 $ 10.00       $  9.74
  Income From Investment Operations
  Net investment income                                  0.15          0.21
  Net gains or losses on securities
  (both realized and unrealized)                        0.09/a/        0.97
  Total from investment operations                       0.24          1.18
  Less Distributions
  Dividends (from net investment
  income)                                               (0.15)        (0.21)
  Distributions
  (from capital gains)                                  (0.35)        (0.15)
  Returns of capital                                       --            --
  Total distributions                                   (0.50)        (0.36)
  Net asset value,
  end of period                                       $  9.74       $ 10.56
  Total return                                           2.42%        12.28%
  Ratios/Supplemental Data
  Net assets, end of period
  (in thousands)                                      $51,050       $54,752
  Ratio of expenses to average net
  assets                                                 0.00%         0.00%/b/
  Ratio of net income to average net
  assets                                                 2.23%         1.94%
  Portfolio turnover rate                                20.0%         31.7%
 ------------------------------------------------------------------------------



 /a/The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

 /b/The annualized weighted average expense ratio of the underlying funds was 0.99% for the year ended December 31, 1998.

 INVESTING WITH T. ROWE PRICE
                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

Employer-Sponsored Retirement Plans and Institutional Accounts T. Rowe Price Trust Company 1-800-492-7670
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts, except for IRA Rollover checks that are properly endorsed.

T. ROWE PRICE
Mail via United States Postal Service
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300

Mail via private carriers/overnight services
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117-4842

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh) Receiving Bank ABA#:  043000096
Beneficiary: T. Rowe Price [fund name] Beneficiary Account: 1004397951 Originator to Beneficiary Information (OBI): name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received. Also, retirement plan accounts and IRAs cannot be opened by wire.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the back cover and obtain a receipt.

INVESTING WITH T. ROWE PRICE
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address listed in Opening a New
Account.

By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Mail via United States Postal Service
T. Rowe Price Funds Account Services P.O. Box 17300 Baltimore, MD 21297-1300

/(For //mail via private carriers and overnight services//, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.)

T. ROWE PRICE
Redemptions
Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Information About Your Services.

Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees). Please use the appropriate address below:

Mail via United States Postal Service
For nonretirement and IRA accounts
T. Rowe Price Account Services P.O. Box 17302 Baltimore, MD 21297-1302

For employer-sponsored retirement accounts
T. Rowe Price Trust Company P.O. Box 17479 Baltimore, MD 21297-1479

/(For// //mail via private carriers and overnight services//, see the //addresses / /listed in the //Opening a New Account section.)/

Redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for

INVESTING WITH T. ROWE PRICE
instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.



 RIGHTS RESERVED BY THE FUNDS
 ----------------------------------------------------------
Each fund and its agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram;
(3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; or (7) to act on instructions believed to be genuine. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.

In an effort to protect each fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the fund, except upon approval of the fund's management.

T. ROWE PRICE
 INFORMATION ABOUT YOUR SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 Investor Services 1-800-638-5660
Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans
We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers in this section).

Web Address www.troweprice.com
After obtaining proper authorization, account transactions may also be conducted through our Web site on the Internet. If you subscribe to America Online/(R)/, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

INVESTING WITH T. ROWE PRICE
Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

T. ROWE PRICE
 T. ROWE PRICE BROKERAGE
 ----------------------------------------------------------
To open an account 1-800-638-5660 For existing brokerage investors
1-800-225-7720
This service gives you the opportunity to consolidate all of your investments with one company. Investments available through our brokerage service include stocks, options, bonds, and others at commission savings over full-service brokers. We also provide a wide range of services, including:

Automated telephone and computer services
You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades executed through Tele-Trader save you an additional 10% on commissions. You will save 20% on commissions for stock trades and 10% on option trades when you use Internet-Trader. All trades are subject to a $35 minimum commission except stock trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

Investor information
A variety of informative reports, such as our Brokerage Insights series and S&P Market Month newsletter, as well as access to on-line research tools can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this free service. If you elect to participate in this service, the cash dividends from your eligible securities will automatically be reinvested in additional shares of the same securities free of charge. Dividend payments must be $10.00 or greater to qualify for reinvestment. Most securities listed on national securities exchanges or on Nasdaq are eligible for this service.

/T. Rowe Price// Brokerage is a division of T. Rowe Price Investment / /Services, Inc., Member NASD/SIPC./

INVESTING WITH T. ROWE PRICE
 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at www.troweprice.com.

Shareholder Reports
Fund managers' reviews of their strategies and performance. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.
 For Mutual Fund or T. Rowe Price Brokerage Information
 Investor Services
 1-800-638-5660

For Existing Accounts
 Shareholder Services
 1-800-225-5132

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 24 hours, 7 days 1-800-638-2587

Internet Address
 www.troweprice.com

Plan Account Line
 For retirement plan investors 1-800-401-3279
Walk-in
Investor Centers
 101 East Lombard St. Baltimore, MD 21202

 T. Rowe Price Financial Center 10090 Red Run Blvd. Owings Mills, MD 21117

 Farragut Square 900 17th Street, N.W. Washington, D.C. 20006

 4200 West Cypress St. 10th Floor Tampa, FL 33607

Headquarters
 100 East Pratt St. Baltimore, MD 21202
A Statement of Additional Information about the fund has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about the fund's investments, including a review of market conditions and the manager's recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-5660.

Fund reports and Statements of Additional Information are also available from the Securities and Exchange Commission by calling 1-800-SEC-0330 or by writing the SEC's Public Reference Section, Washington, D.C. 20549-6009 (you will be charged a duplicating fee); by visiting the SEC's public reference room; or by consulting the SEC's Web site at www.sec.gov.
1940 Act File No. 811-4998
LOGO
C08-040 5/1/99

 STATEMENT OF ADDITIONAL INFORMATION
   The date of this Statement of Additional Information is May 1, 1999.



         T. ROWE PRICE SPECTRUM FUND, INC. ("Spectrum Fund")
              Spectrum Growth Fund ("Growth Fund")
              Spectrum Income Fund ("Income Fund")
              Spectrum International Fund ("International Fund")

______________________________________________________________________________


   Mailing Address:
   T. Rowe Price Investment Services, Inc.
   100 East Pratt Street
   Baltimore, Maryland 21202
   1-800-638-5660


   This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate Fund prospectus dated May 1, 1999, which may be obtained from T. Rowe Price Investment Services, Inc. ("Investment Services").

   Each Fund's financial statements for the year ended December 31, 1998, and the report of independent accountants are included in each Fund's Annual Report and incorporated by reference into this Statement of Additional Information.

   If you would like a prospectus or an annual or semiannual shareholder report for a Fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses, will be sent to you. Please read it carefully.

                                                                  C08-043 5/1/99

                               TABLE OF CONTENTS
                               -----------------
                        Page                                                Page
                        ----                                                ----
Capital Stock             28       Investment Restrictions                    16

------------------------------     -----------------------------------------------
Code of Ethics            24       Legal Counsel                              30

------------------------------     -----------------------------------------------
Custodian                          Management of
                          24       the                                        18
                                    Funds
------------------------------     -----------------------------------------------
Distributor for the       23       Net Asset Value Per Share                  25
Funds
------------------------------     -----------------------------------------------
Dividends and             25       Pricing of Securities                      25
Distributions
------------------------------     -----------------------------------------------
Federal Registration      29       Principal Holders of Securities            20
of Shares
------------------------------     -----------------------------------------------
Independent                        S
Accountants                        harehol
                          30       der Services                               24
                                   by Outside Parties
------------------------------     -----------------------------------------------
Investment Management     20       Special Considerations                     15
Services
------------------------------     -----------------------------------------------
Investment Objectives      2       Tax Status                                 26
and Policies
------------------------------     -----------------------------------------------
Investment Performance    27       Yield Information                          26

------------------------------     -----------------------------------------------






 INVESTMENT OBJECTIVES AND POLICIES
 -------------------------------------------------------------------------------
   The following information supplements the discussion of each Fund's investment objectives and policies discussed in the Funds' prospectus.

   The Funds will not make a material change in their investment objectives without obtaining shareholder approval. Unless otherwise specified, the investment programs and restrictions of the Funds are not fundamental policies. Each Fund's operating policies are subject to change by each Board of Directors without shareholder approval. However, shareholders will be notified of a material change in an operating policy. Each Fund's fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. References to the following are as indicated:

                  Investment Company Act of 1940 ("1940 Act")
                  Securities and Exchange Commission ("SEC")
                  T. Rowe Price Associates, Inc. ("T. Rowe Price") Moody's Investors Service, Inc. ("Moody's") Standard & Poor's Corporation ("S&P")
                  Internal Revenue Code of 1986 ("Code")

                  Rowe Price-Fleming International, Inc. ("Price-Fleming")

   Throughout this Statement of Additional Information, "the Fund" is intended to refer to each Fund listed on the cover page, unless otherwise indicated.


                                  Spectrum Fund

   The proliferation of mutual funds has left many investors in search of a means of diversifying among a number of mutual funds while obtaining professional management in determining which Funds to select, how much of their assets to commit to each Fund, and when to make the selections. In response to this need, the Spectrum Fund has been created as a means of providing a simple and effective means of structuring a comprehensive mutual fund investment program. By selecting the Spectrum Growth Fund, Spectrum Income Fund or Spectrum International Fund, or a combination of any of these, investors may choose the investment objective appropriate for their long-term investment goals. The Spectrum Funds will attempt to achieve these goals by diversification in a selected group of other T. Rowe Price Funds. Although the Spectrum Funds are not asset allocation or market timing funds, each, over time, will adjust the amount of its assets invested in the various other T. Rowe Price Funds as economic, market and financial conditions warrant.

   Described below are the underlying T. Rowe Price Funds in which the Spectrum Funds can invest.


                                  Income Funds

   T. Rowe Price Short-Term Bond Fund, Inc.

   The Fund seeks a high level of income consistent with minimal fluctuation in principal value and liquidity.

   The Fund will invest in a diversified portfolio of short- and intermediate-term corporate, government, and mortgage-backed securities. The Fund may also invest in other types of securities such as bank obligations, collateralized mortgage obligations (CMOs), foreign securities, hybrids, and futures and options. Under normal circumstances, at least 65% of total assets will be invested in short-term bonds. The Fund's dollar-weighted average effective maturity will not exceed three years, and the Fund will not purchase any security whose effective maturity, average life, or tender date, measured from the date of settlement, exceeds seven years.

   Securities purchased by the Fund must be rated within the four highest credit categories (AAA, AA, A, BBB) by a national rating agency (or, if unrated, the T. Rowe Price equivalent). The investment-grade designation includes a range of securities from the highest rated to medium quality. Securities in the BBB category may be more susceptible to adverse economic conditions or changing circumstances and securities at the lower end of the BBB category have certain speculative characteristics.

   T. Rowe Price GNMA Fund

   The Fund seeks high current income consistent with maximum credit protection and moderate price fluctuation by investing exclusively in securities backed by the full faith and credit of the U.S. government and instruments linked to these securities.

   We will invest primarily in mortgage-backed securities issued by the Government National Mortgage Association (GNMA), an agency of the Department of Housing and Urban Development. These securities represent "pools" of mortgage loans that are either guaranteed by the Federal Housing Administration or the Veterans Administration. Mortgage lenders pool individual home mortgages to back a certificate or bond, which is then sold to investors. Interest and principal payments from the underlying mortgages are passed through to investors.

   GNMA guarantees the timely payment of interest and principal on its securities, a guarantee backed by the U.S. Treasury. GNMAs generally offer higher yields than Treasuries of similar maturity, for reasons explained in the next section.The GNMA guarantee does not apply to the price of GNMA securities or the Fund's share price, both of which will fluctuate with market conditions.

   We can also buy bills, notes, and bonds issued by the U.S. Treasury, and other instruments, including: related futures contracts; other agency securities backed by the full faith and credit of the U.S. government; shares of a T. Rowe Price Treasury money fund; and GNMA-related securities such as collateralized mortgage obligations (CMOs) and "strips," which receive only the interest or principal portion of the underlying mortgage payments. We may also purchase new mortgage bonds in the forward market.

   In selecting securities, fund managers may weigh the characteristics of various types of mortgage securities and examine yield relationships in the context of their outlook for interest rates and the economy. For example, if rates are expected to fall, mortgage securities expected to have below-average prepayment rates may be purchased and assets may also be allocated to Treasury notes or bonds, which could appreciate in that environment.

  . Mortgage-Backed Securities Mortgage-backed securities are securities representing an interest in a pool of mortgages. Mortgage lenders pool individual home mortgages to back a certificate or bond, which is then sold to investors. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year and 15-year fixed rate and graduated payment. Principal and interest payments generated by the underlying mortgages are passed through to the investors. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

   T. Rowe Price New Income Fund, Inc.

   The Fund seeks the highest level of income consistent with the preservation of capital over time by investing primarily in marketable debt securities.

   We will invest at least 80% of the Fund's total assets in income-producing securities, including U.S. government and agency obligations, mortgage- and asset-backed securities, corporate bonds, foreign securities, collateralized mortgage obligations (CMOs), and others, including, on occasion, equities.

   All securities purchased by the Fund must be rated investment grade (AAA, AA, A, or BBB) by at least one major credit rating agency or, if unrated, must have a T. Rowe Price equivalent. Up to 15% of total assets may be invested in "split-rated securities," or those rated investment grade by at least one rating agency, but below investment grade by others. However, none of the Fund's remaining assets can be invested in bonds rated below investment grade by Standard & Poor's, Moody's, or Fitch IBCA, Inc. Securities in the BBB category, the lowest investment-grade credit rating, may have some speculative characteristics.

   U.S. Treasury Long-Term Fund

   The Fund's investment objective is the highest level of current income consistent with maximum credit protection. It will invest at least 85% of total assets in U.S. Treasury securities and investments involving these securities. The remaining assets will be invested in other securities backed by the full faith and credit of the U.S. government and investments involving these securities. The Fund's dollar-weighted average maturity is expected to vary between 15 and 20 years, but may range from 10 to 30 years.

   T. Rowe Price High Yield Fund, Inc.

   The Fund seeks high current income and, secondarily, capital appreciation.

   Under normal conditions, the Fund expects to invest at least 80% of its total assets in a widely diversified portfolio of high-yield bonds (so-called "junk" bonds) and income-producing convertible securities and preferred stocks. The Fund may also invest in a variety of other securities, including foreign securities, pay-in-kind bonds, private placements, bank loans, hybrid instruments, futures and options.

   The Fund's longer dollar-weighted average maturity (expected to be in the eight- to 12-year range) makes its price more sensitive to broad changes in interest rate movements than shorter-term bond funds. However, as explained earlier, interest rates are not the only, or necessarily the dominant, influence on the Fund's price.

   Special Risks of Investing in Junk Bonds The following special considerations are additional risk factors associated with the Fund's investments in lower-rated debt securities.

  . Youth and Growth of the Lower-Rated Debt Securities Market The market for lower-rated debt securities is relatively new and its growth has paralleled a long economic expansion. Past experience may not, therefore, provide an accurate indication of future performance of this market, particularly during periods of economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower-rated debt securities in the Fund's portfolio, the Fund's net asset value and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher-rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher-rated securities. An investment in this Fund is more speculative than investment in shares of a fund which invests only in higher-rated debt securities.

  . Sensitivity to Interest Rate and Economic Changes Prices of lower-rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher-rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower-rated debt securities structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

  . Liquidity and Valuation Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

   Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. To the extent the Fund owns or may acquire illiquid or restricted lower-rated securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Changes in values of debt securities which the Fund owns will affect its net asset value per share. If market quotations are not readily available for the Fund's lower-rated or nonrated securities, these securities will be valued by a method that the Fund's Board of Directors believes accurately reflects fair value. Judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.

  . Congressional Action New and proposed laws may have an impact on the market for lower-rated debt securities. T. Rowe Price is unable at this time to predict what effect, if any, any such legislation may have on the market for lower-rated debt securities.

  . Taxation Special tax considerations are associated with investing in lower-rated debt securities structured as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

   T. Rowe Price Summit Cash Reserves Fund

   The fund, which is managed to provide a stable share price of $1.00, invests in high-quality, U.S. dollar-denominated money market securities of U.S. and foreign issuers. The fund's average weighted maturity will not exceed 90 days, and its yield will fluctuate with changes in short-term interest rates. In selecting securities, fund managers may examine the relationships among yields on various types and maturities of money market securities in the context of their outlook for interest rates. For example, commercial paper often offers a yield advantage over Treasury bills. And if rates are expected to fall, longer-maturities, which typically have higher yields than shorter maturities, may be purchased to try to preserve the fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise.


                                  Equity Funds

   T. Rowe Price Growth & Income Fund, Inc.

   The fund seeks to provide long-term capital growth, a reasonable level of current income, and increasing future income through investments primarily in dividend-paying stocks.


   We typically employ a value approach in selecting companies whose earnings we expect will grow over time and support a growing dividend payment, as well as some stocks that do not pay dividends currently but offer prospects for appreciation and future dividends. T. Rowe Price believes that income can contribute significantly to total return. Dividends can also help reduce the fund's volatility during periods of market turbulence and help offset losses when stock prices are falling. Our in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for appreciation and dividend growth.

   T. Rowe Price New Era Fund, Inc.

   The fund seeks to provide long-term capital growth primarily through the common stocks of companies that own or develop natural resources and other basic commodities, and also through the stocks of selected nonresource growth companies.


   We normally invest about two-thirds of fund assets in the common stocks of natural resource companies whose earnings and tangible assets could benefit from accelerating inflation. We also invest in other growth companies with strong potential for earnings growth that do not own or develop natural resources. The relative percentages invested in resource and nonresource companies can vary depending on economic and monetary conditions and our outlook for inflation. The natural resource companies held by the fund typically own, develop, refine, service, or transport resources including energy, metals, forest products, real estate, and other basic commodities. In selecting natural resource stocks, we look for companies whose products can be produced and marketed profitably when both labor costs and prices are rising. In the mining area, for example, we might look for a company with the ability to expand production and maintain superior exploration programs and production facilities.

   At least half of fund assets will be invested in U.S. securities, but up to 50% of total assets may be invested in foreign securities. We may also buy other types of securities, including futures and options in keeping with the fund's objective.

   The fund is less diversified than most stock funds and could therefore experience sharp price declines when conditions are unfavorable to its sector. For instance, while the fund attempts to invest in companies that may benefit from accelerating inflation, inflation has slowed considerably in recent years. The rate of earnings growth of natural resource companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall. Real estate companies are influenced by interest rates and other factors.

   The fund's investments in foreign securities, or even in U.S. companies with significant overseas investments, are also subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. While currency risk may be somewhat reduced because many commodities markets are dollar based, the fund's exposure to foreign political and economic risk will be heightened by investments in companies with operations in emerging markets.

   To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

   T. Rowe Price Growth Stock Fund, Inc.

   The fund seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.

   We will invest at least 65% of total assets in the common stocks of a diversified group of growth companies. We normally (but not always) seek investments in companies that have the ability to pay increasing dividends through strong cash flow. We generally look for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, we believe that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

   T. Rowe Price New Horizons Fund, Inc.

   The fund seeks long-term capital growth by investing primarily in common stocks of small, rapidly growing companies.

   We will invest primarily in a diversified group of small, emerging growth companies, preferably early in the corporate life cycle before a company becomes widely recognized by the investment community. The fund may also invest in companies that offer the possibility of accelerating earnings growth because of rejuvenated management, new products, or structural changes in the economy. We will not necessarily sell a position in a company that has grown beyond the developing stage if the company still fits the fund's other investment criteria.

   When choosing stocks, T. Rowe Price analysts look for small growth companies that:

  . have effective management;

  . operate in fertile growth areas;

  . demonstrate effective research, product development, and marketing;

  . provide efficient service;

  . possess pricing flexibility; and

  . employ sound financial and accounting policies.

   T. Rowe Price Mid-Cap Value Fund, Inc.

   The fund seeks to provide long-term capital appreciation by investing primarily in mid-size companies that appear to be undervalued.


   We will invest at least 65% of total assets in companies whose market capitalization (number of shares outstanding multiplied by share price) falls within the range of companies in the S&P MidCap 400 Index. However, the fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows or falls outside this range. We follow a value approach in selecting investments. Our in-house research team seeks to identify companies whose stock prices do not appear to reflect their underlying values.

   T. Rowe Price Blue Chip Growth Fund, Inc.


   The fund seeks to provide long-term capital growth. Income is a secondary objective.

   We will invest at least 65% of total assets in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in our view, are well-established in their industries and have the potential for above-average earnings growth. Some of these companies may have good dividend prospects. Our approach reflects our belief that solid company fundamentals combined with a positive industry outlook will ultimately reward investors with a higher stock price. We look for companies that offer leading market positions, seasoned management teams, and strong financial fundamentals. Where possible we seek stocks whose current prices do not reflect their long-term appreciation potential.

   T. Rowe Price Equity Income Fund

   The fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

   We will normally invest at least 65% of the fund's total assets in the common stocks of well-established companies paying above-average dividends.

   We typically employ a "value" approach in selecting investments. Our in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

   While most of the fund's assets will be invested in U.S. common stocks, we may also invest in other securities, including foreign securities, futures, and options, in keeping with the fund's objective.

                               International Funds

   T. Rowe Price European Stock Fund

   Long-term growth of capital through investments primarily in the common stocks of large and small European companies. Current income is a secondary objective.

   Normally, at least five countries will be represented in the portfolio, and investments may be made in any of the countries listed below, as well as others as their markets develop:

  . Primary Emphasis: France, Germany, Netherlands, Italy, Spain, Sweden,
   Switzerland, and United Kingdom.

  . Others: Austria, Belgium, Czech Republic, Denmark, Estonia, Finland, Greece,
   Hungary, Ireland, Israel, Latvia, Lithuania, Luxembourg, Norway, Poland, Portugal, Russia, Slovakia, and Turkey.

   Stock selection reflects a growth style. (See Growth Investing under International Stock Fund.) We also seek to take advantage of opportunities arising from such trends as privatization, the reduction of trade barriers, progress toward economic and monetary union, and the potential growth of the emerging economies of Eastern Europe.

   T. Rowe Price New Asia Fund

   Long-term growth of capital through investments in large and small companies located, or with primary operations, in Asia (excluding Japan).

   Investments may be made in any of the countries listed below, as well as others as their markets develop:

  . Primary Emphasis:  Australia, Hong Kong, Indonesia, India, New Zealand,
   Philippines, Singapore, South Korea, Taiwan, and Thailand.

  . Others:  China, Pakistan, and Vietnam.

   Stock selection reflects a growth style. (See Growth Investing under International Stock Fund.)

   T. Rowe Price Japan Fund

   Long-term growth of capital through investments in common stocks of large and small companies located, or with primary operations, in Japan.

   We expect to diversify broadly across a wide range of industries and companies. Stock selection reflects a growth style. (See Growth Investing under International Stock Fund.)


   T. Rowe Price Emerging Markets Stock Fund

   Long-term growth of capital through investments primarily in the common stocks of large and small companies located, or with primary operations, in emerging markets.

   We expect to be broadly diversified across emerging markets in Latin America, Asia, Europe, Africa, and the Middle East. Stock selection reflects a growth style. (See Growth Investing under International Stock Fund.) An emerging market includes any country defined as emerging or developing by the International Bank for Reconstruction and Development (World Bank), the International Finance Corporation, or the United Nations.

   Countries in which the fund may invest are listed below and others will be added as opportunities develop:

  . Asia: China, Hong Kong, Indonesia, India, Korea, Pakistan, Philippines,
   Singapore, Sri Lanka, Taiwan, Thailand, and Vietnam.

  . Latin America: Argentina, Belize, Brazil, Chile, Colombia, Mexico, Panama,
   Peru, and Venezuela.

  . Europe: Croatia, Czech Republic, Estonia, Greece, Hungary, Latvia,
   Lithuania, Poland, Portugal, Romania, Russia, Slovakia, and Turkey.

  . Africa and the Middle East: Botswana, Egypt, Israel, Jordan, Mauritius,
   Morocco, Nigeria, South Africa, Tunisia, and Zimbabwe.

   T. Rowe Price Latin America Fund

   Long-term growth of capital through investments primarily in the common stocks of companies located, or with primary operations, in Latin America.

   We normally expect to invest in at least four countries. Investments may be made in the countries below, as well as others as their markets develop:

  . Primary Emphasis: Mexico, Brazil, Chile, Argentina, Venezuela, and Peru.

  . Others: Belize, Colombia, Ecuador, and Guatemala.

   Stock selection reflects a growth style. (See Growth Investing under International Stock Fund.) We may make substantial investments (at times more than 25% of total assets) in the telephone companies of various Latin American countries. These utilities play a critical role in a country's economic development. The fund is registered as "nondiversified," meaning it may invest a greater portion of assets in a single company and own more of the company's voting securities than is permissible for a "diversified" fund.

   T. Rowe Price International Bond Fund

   The fund seeks to provide high current income and capital appreciation by investing in high-quality, nondollar-denominated government and corporate bonds outside the U.S.


   We will invest at least 65% of total assets in high-quality bonds but may invest up to 20% of assets in below- investment-grade, high-risk bonds, including bonds in default and emerging market bonds. Up to 20% of the fund's assets may be invested in foreign bonds denominated in dollars.

   Price-Fleming, the Fund's investment manager, bases its investment decisions on fundamental market factors, currency trends, and credit quality. The Fund generally invests in countries where the combination of fixed income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the currency risk can be minimized through hedging.

   Although the Fund expects to maintain an intermediate to long weighted average maturity, it has no maturity restrictions on the overall portfolio or on individual securities. Normally, the Fund does not hedge its foreign currency exposure back to the dollar, nor involve more than 50% of total assets in cross hedging transactions. Therefore, changes in foreign interest rates and currency exchange rates are likely to have a significant impact on total return and the market value of portfolio securities. Such changes provide greater opportunities for capital gains and greater risks of capital loss. Price-Fleming attempts to reduce these risks through diversification among foreign securities and active management of maturities and currency exposures.

   T. Rowe Price Emerging Markets Bond Fund

    The fund seeks to provide high income and capital appreciation.

   We will invest at least 65% (and potentially all) of total assets in the government and corporate debt securities of emerging nations. Since these countries are less developed and their bonds carry a greater credit risk, the bonds are typically below investment grade and would be considered junk bonds in the U.S. The fund may invest in the lowest-rated bonds, including those in default.


   There are no maturity restrictions on the fund. Its weighted average maturity normally ranges between five and 10 years, but may vary substantially because of market conditions. Under normal circumstances, most of the fund's total assets are expected to be denominated in U.S. dollars, and the fund will not usually attempt to cushion the impact of foreign currency fluctuations on the dollar. Security selection relies heavily on research, which analyzes political and economic trends as well as creditworthiness. We tend to favor bonds we think will be upgraded. The general decision-making process for selling securities is similar to that for the other two funds.

   T. Rowe Price International Stock Fund

   Long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.

   We expect to invest substantially all of the fund's assets outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. Stock selection reflects a growth style. We may purchase the stocks of companies of any size, but our focus will typically be on large and, to a lesser extent, medium-sized companies.

     Growth Investing

     Price-Fleming (the fund's investment adviser) employs in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase such stocks at reasonable prices in relation to present or anticipated earnings, cash flow, or book value, and valuation factors often influence our allocations among large-, mid-, or small-cap shares.

     While we invest with an awareness of the global economic backdrop and our outlook for individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

   T. Rowe Price International Discovery Fund

   Long-term growth of capital through investments primarily in the common stocks of rapidly growing, small to medium-sized companies outside the U.S.

   We expect to invest substantially all of the fund's assets outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. Stock selection reflects a growth style. The fund will emphasize small to medium-sized companies. Depending on conditions, the fund's portfolio should be composed of at least 10 countries and 100 different companies.

   Risk Factors of Foreign Investing There are special risks in foreign investing. Certain of these risks are inherent in any international mutual fund while others relate more to the countries in which the Fund will invest. Many of the risks are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Eastern Europe, Russia, Africa, and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

  . Political and Economic Factors Individual foreign economies of certain countries differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1992, there were two military coup attempts in Venezuela and in 1992 the President of Brazil was impeached. In 1994-1995, the Mexican peso plunged in value setting off a severe crisis in the Mexican economy. Asia is still coming to terms with its own crisis and recessionary conditions sparked off by widespread currency weakness in late 1997. In 1998, there was substantial turmoil in markets throughout the world. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border and hostile relations between North and South Korea.

   Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

  . Currency Fluctuations The international funds invests in securities denominated in various currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Such changes will also affect the Fund's income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of the Fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens) the value of the Fund's securities denominated in that currency would be expected to decline.

  . Investment and Repatriation of Restrictions Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions limit at times and preclude investment in certain of such countries and increase the cost and expenses of the international funds. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the international funds invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. For example, capital invested in Chile normally cannot be repatriated for one year. In 1998, the government of Malaysia imposed currency controls which effectively made it impossible for foreign investors to convert Malaysian ringgits to foreign currencies.


  . Market Characteristics It is contemplated that most foreign securities will be purchased in over-the-counter markets or on securities exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Investments in certain markets may be made through American Depository Receipts ("ADRs") traded in the United States. Foreign securities markets are generally not as developed or efficient as, and more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the Fund's portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Commissions on foreign securities are generally higher than commissions on United States exchanges, and while there is an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund.

  . Investment Funds The international funds may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The international funds' investment in these funds is subject to the provisions of the 1940 Act. If the international funds invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

  . Information and Supervision There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to United States companies. It also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

  . Taxes The dividends and interest payable on certain of the international funds' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders.

  . Costs Investors should understand that the expense ratios of the Fund can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Fund is higher.


  . Other With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of Funds or other assets of the Funds, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

  . Small Companies Small companies may have less experienced management and fewer management resources than larger firms. A smaller company may have greater difficulty obtaining access to capital markets, and may pay more for the capital it obtains. In addition, smaller companies are more likely to be involved in fewer market segments, making them more vulnerable to any downturn in a given segment. Some of these factors may also apply, to a lesser extent, to medium size companies.

  . Eastern Europe and Russia Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. The collapse of the ruble from its crawling peg exchange rate against the U.S. dollar has set back the path of reform for several years. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Fund's assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia. The Fund will only invest in a company located in, or a government of, Eastern Europe and Russia, if it believes the potential return justifies the risk.

  . Latin America

   Inflation Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

   Political Instability The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

   Foreign Currency Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U. S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund's interests in securities denominated in such currencies.

   Sovereign Debt A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

  . Japan

   The Japan Fund's concentration of its investments in Japan means the Fund will be more dependent on the investment considerations discussed above and may be more volatile than a fund which is broadly diversified geographically. To the extent any of the other funds also invest in Japan, such investments will be subject to these same factors. Additional factors relating to Japan include the following:

   Japan has experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist. Japan also has one of the world's highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka and Nagoya.


   Economy The Japanese economy has languished for much of the 1990's. Lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending are among the factors cited as possible causes of Japan's economic problems. The yen has had a history of unpredictable and volatile movements against the dollar; a weakening yen hurts U.S. investors holding yen denominated securities. Finally, the Japanese stock market has experienced wild swings in value and has often been considered significantly overvalued.

   Energy Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

   Foreign Trade Overseas trade is important to Japan's economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the U.S. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short- and long-term.

  . Asia (ex-Japan)

   Political Instability The political history of certain Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers and result in significant disruption in securities markets.

   Foreign Currency Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in 1997 the Thai baht lost 46.75% of its value against the U.S. dollar. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund's interests in securities denominated in such currencies.

   Debt A number of Asian companies are highly dependent on foreign loans for their operation. In 1997, several Asian countries were forced to negotiate loans from the International Monetary Fund ("IMF") and others that impose strict repayment term schedules and require significant economic and financial restructuring.

                               Types of Securities

   Set forth below is additional information about certain of the investments described in the Fund's prospectus.


                              Repurchase Agreements

   The Fund may enter into a repurchase agreement through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price's approved list and have a credit rating with respect to its short-term debt of at least A1 by S&P, P1 by Moody's, or the equivalent rating by T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into repurchase agreements where (1) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (2) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (3) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


                               Hybrid Instruments

   Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter "Hybrid Instruments"). Often these Hybrid Instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments. Further, the prices of the Hybrid Instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market or in a private transaction between the Fund and the seller of the Hybrid Instrument, the creditworthiness of the contra party to the transaction would be a risk factor which the Fund would have to consider. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.


                        Illiquid or Restricted Securities

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Fund's Board of Directors. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

   Notwithstanding the above, the Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. T. Rowe Price and Price-Fleming, under the supervision of the Fund's Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, T. Rowe Price and Price-Fleming will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Price-Fleming could consider the following: (1) frequency of trades and quotes; (2) number of dealers and potential purchases; (3) dealer undertakings to make a market; and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


                                    Warrants

   The Fund may acquire warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

   There are, of course, other types of securities that are, or may become available, which are similar to the foregoing and the Funds may invest in these securities.


                         Interfund Borrowing and Lending

   The Funds are parties to an exemptive order received from the SEC on December 8, 1998, that permits them to borrow money from, and certain of the Underlying Price Funds to borrow money from and/or lend money to, other Price Funds. All loans are set at an interest rate between the rate charged on overnight repurchase agreements and short-term bank loans. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The program is subject to the oversight and periodic review of the Boards of Directors of the Price Funds.



 SPECIAL CONSIDERATIONS
 -------------------------------------------------------------------------------
   Prospective investors should consider that certain underlying price funds (the "Price Funds") may engage in the following:

   Foreign Currency Transactions Enter into foreign currency transactions. Since investments in foreign companies will usually involve currencies of foreign countries, and the International Bond and International Stock Funds, as well as certain other Price Funds, will hold Funds in bank deposits in foreign custodians during the completion of investment programs, the value of the assets of the Price Funds as measured in U.S.

   dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and these Price Funds may incur costs in connection with conversions between various currencies. The Price Funds will generally conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the prevailing rate in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Price Funds will generally not enter into a forward contract with a term of greater than one year. Although foreign currency transactions will be used primarily to protect the Price Funds from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

   Lending Portfolio Securities Lend portfolio securities for the purpose of realizing additional income. The Price Funds may lend securities to broker-dealers or institutional investors. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. Such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

   Futures Contracts and Options (types of potentially high-risk derivatives) Enter into interest rate, stock index or currency futures contracts. Certain Price Funds may enter into such contracts (or options thereon), or a combination of such contracts, (1) as a hedge against changes in prevailing levels of interest rates, price movements or currency exchange rates in the Price Funds' portfolios in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by such Price Funds; (2) as an efficient means of adjusting the Price Funds' exposure to the markets; or (3) to adjust the duration of the Price Funds' portfolios. Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of each Price Fund's net asset value. Certain Price Funds may also purchase and sell call and put options on securities, currencies and financial and stock indices. The aggregate market value of each Fund's currencies or portfolio securities covering call or put options will not exceed 25% of a Fund's net assets. Futures contracts and options can be highly volatile and could result in reduction of a Price Fund's total return and a Price Fund's attempt to use such investments for hedging purposes may not be successful.

     FOR MORE INFORMATION ABOUT AN UNDERLYING PRICE FUND, CALL 1-800-638-5660
                                 (1-410-345-2308).



 INVESTMENT RESTRICTIONS
 -------------------------------------------------------------------------------
   Fundamental policies may not be changed without the approval of the lesser of
   (1) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a Fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the Fund's Board of Directors without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund. Calculation of the Fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Fund's prospectus or Statement of Additional Information will not include cash collateral held in connection with securities lending activities.


                              Fundamental Policies

   As a matter of fundamental policy, the Fund may not:

   (1) Borrowing Borrow money, except the Fund may borrow from banks or other Price Funds as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 30% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrowings will reduce net investment income;

   (2) Commodities (a) Spectrum Growth and Spectrum Income Funds may not purchase or sell commodities or commodity or futures contracts;

       (b)Spectrum International Fund may not purchase or sell physical commodities; except that it may enter into futures contracts and options thereon.

   (3) Loans Make loans, although the Funds may purchase money market securities and enter into repurchase agreements;

   (4) Margin Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;

   (5) Mortgaging Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Funds as security for indebtedness except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 30% of each Fund's total assets, valued at market;

   (6) Real Estate Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (although each Fund may purchase money market securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

   (7) Senior Securities Issue senior securities;

   (8) Short Sales Effect short sales of securities; or

   (9) Underwriting Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.


                               Operating Policies

   As a matter of operating policy, the Fund may not:

   (1) Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;

   (2) Illiquid Securities Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;

   (3) Oil and Gas Programs Purchase participations or other direct interests in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Fund would be invested in such programs;

   (4) Options Invest in options;

   (5) Futures Spectrum Income and Spectrum Growth Funds may not invest in futures. Spectrum International Fund, though it has no intention at this time of investing in futures, reserves the right to do so in the future;

   (6) Forward Currency Contracts None of the Funds has the intention of investing in forward currency contracts at this time. However, they all reserve the right to do so at some point in the future; or

   (7) Warrants Invest in warrants.


   Pursuant to an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-21425, October 18, 1995): (i) there is no limit on the amount the Fund may own of the total outstanding voting securities of registered investment companies which are members of the T. Rowe Price family of funds,
   (ii) each Fund, in accordance with its prospectus, may invest more than 5% of its assets in any one such investment company, and (iii) each Fund may invest more than 10% of its assets, collectively, in registered investment companies which are members of the T. Rowe Price family of funds.

   Because of their investment objectives and policies, the Funds will each concentrate more than 25% of their assets in the mutual fund industry. In accordance with the Funds' investment programs set forth in the prospectus, each of the Funds may invest more than 25% of its assets in certain of the Underlying Price Funds. However, each of the Underlying Price Funds in which each Fund will invest (other than New Income, Short-Term Bond, High Yield, Latin America, and International Bond Funds) will not concentrate more than 25% of its total assets in any one industry. The Latin America Fund expects to make substantial investments in the telephone companies of various Latin America countries (at times more than 25% of total assets). The New Income and Short-Term Bond Funds will, under certain conditions, invest up to 50% of their assets in any one of the following industries: gas, utility, gas transmission utility, electric utility, telephone utility and petroleum. The Short-Term Bond, International Bond, and High Yield Funds will each normally concentrate 25% or more of their assets in the securities of the banking industry when their position in issues maturing in one year or less equals 35% or more of their total assets.



 MANAGEMENT OF THE FUNDS
 -------------------------------------------------------------------------------

   The management of each Fund's business and affairs is the responsibility of the Board of Directors for Spectrum Fund. In exercising their responsibilities, the Board, among other things, will refer to the Special Servicing Agreement and policies and guidelines included in an Application for an Exemptive Order (and accompanying Notice and Order issued by the Commission). A majority of Spectrum Fund's directors will be non-interested persons as defined in Section 2(a)(19) of the 1940 Act. However, the interested directors and the officers of Spectrum Fund, T. Rowe Price and Price-Fleming also serve in similar positions with most of the Underlying Price Funds. Thus, if the interests of a Fund and the Underlying Price Funds were ever to become divergent, it is possible that a conflict of interest could arise and affect how this latter group of persons fulfill their fiduciary duties to that Fund and the Underlying Price Funds. The directors of Spectrum Fund believe they have structured each Fund to avoid these concerns. However, conceivably, a situation could occur where proper action for Spectrum Fund or the Growth Fund, Income Fund or International Fund separately, could be adverse to the interests of an Underlying Price Fund, or the reverse could occur. If such a possibility arises, the directors and officers of the affected Funds and T. Rowe Price will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Moreover, limitations on aggregate investments in the Underlying Price Funds and other restrictions have been adopted by Spectrum Fund to minimize this possibility, and close and continuous monitoring will be exercised to avoid, insofar as possible, these concerns.

   The officers and directors of Spectrum Fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years. In the list below, Spectrum Fund's directors who are considered "interested persons" of T. Rowe Price, Price-Fleming, or the Fund as defined under Section 2(a)(19) of the 1940 Act are noted with an asterisk (*). Mr. Riepe is referred to as an inside director by virtue of his directorship and employment by T. Rowe Price.


                           Independent Directors/(a)/

   JEFFREY H. DONAHUE, 4/9/46, Senior Vice President and Chief Financial Officer of The Rouse Company, a full-service real estate and development company, Columbia, Maryland; Address: 10275 Little Patuxent Parkway, Columbia, Maryland 21044

   A. MACDONOUGH PLANT, 7/30/37, Partner, law firm of Stewart, Plant & Blumenthal; (formerly until 4/91) Partner, law firm of Semmes, Bowen & Semmes, Baltimore, Maryland; Address: Suite 910, Seven St. Paul Street, Baltimore, Maryland 21202


  (a) Unless otherwise indicated, the Independent Directors have been at their respective companies for at least five years.

                            Inside Directors/Officers




  * JAMES S. RIEPE, 6/25/43, Chairman of the Board -Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



   EDMUND M. NOTZON, 10/1/45, President -Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst




   STEPHEN W. BOESEL, 12/28/44, Vice President -Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc.



   JOHN R. FORD, 11/25/57, Vice President -Executive Vice President, Chief Investment Officer, and Vice President, Price-Fleming; Chartered Financial Analyst

   HENRY H. HOPKINS, 12/23/42, Vice President-Vice President, Price-Fleming and
   T. Rowe Price Retirement Plan Services, Inc.; Director and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc. and T. Rowe Price Trust Company




   GEORGE A. MURNAGHAN, 5/1/56, Vice President -Managing Director, T. Rowe Price; Executive Vice President, Price-Fleming; Vice President, T. Rowe Price Trust Company and T. Rowe Price Investment Services, Inc.



   WILLIAM T. REYNOLDS, 5/26/48, Vice President -Director and Managing Director,
   T. Rowe Price; Chartered Financial Analyst




   BRIAN C. ROGERS, 6/27/55, Vice President -Director and Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst




   M. DAVID TESTA, 4/22/44, Vice President -Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst




   MARTIN G. WADE, 2/16/43, Vice President -Director, Chief Investment Officer, and Vice Chairman of the Board, Price-Fleming; Director, Robert Fleming Holdings Limited; Director, Robert Fleming Asset Management; Address: 25 Copthall Avenue, London, EC2R 7DR, England



   JUDITH B. WARD, 10/12/62, Vice President -Assistant Vice President, T. Rowe Price



   DAVID J.L. WARREN, 4/14/57, Vice President -President, Price-Fleming

   PATRICIA S. LIPPERT, 1/12/53, Secretary-Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

   CARMEN F. DEYESU, 8/1/41, Treasurer-Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company


   DAVID S. MIDDLETON, 1/18/56, Controller-Vice President, T. Rowe Price and T. Rowe Price Trust Company



   JOSEPH A. CRUMBLING, 11/12/61, Assistant Vice President -Vice President, T. Rowe Price and T. Rowe Price Trust Company

   INGRID I. VORDEMBERGE, 9/27/35, Assistant Vice President-Employee, T. Rowe Price


                               Compensation Table

   The Funds do not pay pension or retirement benefits to their officers or directors. Also, any director of a Fund who is an officer or employee of T. Rowe Price or Price-Fleming does not receive any remuneration from the Fund.

Name of Person,                         Aggregate Compensation from                   Total Compensation from Fund and
Position                                Fund(a)                                       Fund Complex Paid to Directors(b)
--------------------------------------  --------------------------------------------  ---------------------------------
-------------------------------------------------------------------------------------------------------------------------
Growth Fund
Jeffrey H. Donahue, Director                                            $11,765                              $22,500
A. MacDonough Plant, Director                                            11,765                               22,500
-------------------------------------------------------------------------------------------------------------------------
Income Fund
Jeffrey H. Donahue, Director                                            $10,643                              $22,500
A. MacDonough Plant, Director                                            10,643                               22,500
-------------------------------------------------------------------------------------------------------------------------
International Fund
Jeffrey H. Donahue, Director                                             $2,719                              $22,500
A. MacDonough Plant, Director                                             2,719                               22,500
-------------------------------------------------------------------------------------------------------------------------




 (a) Amounts in this column are based on accrued compensation for calendar year 1998.


 (b) Amounts in this column are based on compensation received from January 1, 1998, to December 31, 1998. The T. Rowe Price complex included 87 funds as of December 31, 1998.



   The Fund's Executive Committee, consisting of the Fund's interested directors, has been authorized by its respective Board of Directors to exercise all powers of the Board to manage the Funds in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.



 PRINCIPAL HOLDERS OF SECURITIES
 -------------------------------------------------------------------------------
   As of the date of the prospectus, the officers and directors of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

   As of April 1, 1999, no shareholder beneficially owned more than 5% of the outstanding shares of either the Spectrum International or Spectrum Growth Funds.

   As of April 1, 1999, the following shareholder beneficially owned more than 5% of the outstanding shares of the Spectrum Income Fund: Manulife Financial USA, 200 Bloor Street East, NT3, Toronto, Ontario, Canada M4W 1E5.



 INVESTMENT MANAGEMENT SERVICES
 -------------------------------------------------------------------------------

   The business of Spectrum Fund will be conducted by its officers, directors, and investment manager in accordance with policies and guidelines set up by Spectrum Fund's directors which were included in the Exemptive Order issued by the SEC (Investment Company Act Release No. IC-21425, October 18, 1995).

   Each Fund will operate at a zero expense ratio. To accomplish this, the payment of each Fund's operational expenses is subject to a Special Servicing Agreement described below as well as certain undertakings made by T. Rowe Price, under its Investment Management Agreement with Spectrum Growth and Spectrum Income Funds and Price-Fleming under its Investment Management Agreement with Spectrum International Fund. Fund expenses include: shareholder servicing fees and expenses; custodian and accounting fees and expenses; legal and auditing fees; expenses of preparing and printing prospectuses and shareholder reports; registration fees and expenses; proxy and annual meeting expenses, if any; and directors' fees and expenses.

   Special Servicing Agreements One Special Servicing Agreement ("Agreement") is between and among the Spectrum Fund on behalf of Spectrum Income and Spectrum Growth Funds, the underlying funds, and

   T. Rowe Price. A second Special Servicing Agreement is between and among Spectrum Fund, on behalf of Spectrum International Fund, the underlying funds, Price-Fleming, and T. Rowe Price.

   Each Agreement provides that, if the Board of Directors of any Underlying Price Fund determines that such Underlying Fund's share of the aggregate expenses of Spectrum Fund is less than the estimated savings to the Underlying Price Fund from the operation of Spectrum Fund, the Underlying Price Fund will bear those expenses in proportion to the average daily value of its shares owned by Spectrum Fund, provided further that no Underlying Price Fund will bear such expenses in excess of the estimated savings to it. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the Underlying Price Funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the Underlying Price Funds generated by the operation of Spectrum Fund are expected to be sufficient to offset most, if not all, of the expenses incurred by Spectrum Fund.

   Each Special Servicing Agreement also gives authority to Spectrum Fund to utilize the Price name so long as (1) the Special Servicing Agreement is in effect, and (2) the assets of the Funds are invested pursuant to each Fund's objectives and policies in shares of the various Underlying Price Funds (except for such cash or cash items as the directors may determine to maintain from time to time to meet current expenses and redemptions). The Special Servicing Agreements provide that the Funds will utilize assets deposited with the custodian of each Fund from the sale of each Fund's shares to promptly purchase shares of the specified Underlying Price Funds, and will undertake redemption or exchange of such shares of the Underlying Price Funds in the manner provided by the objectives and policies of each Fund.

   Under the Investment Management Agreements with the Funds, and the Special Servicing Agreement, T. Rowe Price, with respect to Spectrum Income and Spectrum Growth, and Price-Fleming, with respect to Spectrum International, have agreed to bear any expenses of Spectrum Fund which exceed the estimated savings to each of the Underlying Price Funds. Of course, shareholders of Spectrum Fund will still indirectly bear their fair and proportionate share of the cost of operating the Underlying Price Funds in which the Spectrum Fund invests because, Spectrum Fund, as a shareholder of the Underlying Price Funds, will bear its proportionate share of any fees and expenses paid by the Underlying Price Funds. Spectrum Fund, as a shareholder of the selected Underlying Price Funds, will benefit only from cost-sharing reductions in proportion to its interest in such Underlying Price Funds.

   Services
   Under the Management Agreement with each Fund, T. Rowe Price or Price-Fleming as the case may be, provides the Fund with discretionary investment services. Specifically, T. Rowe Price and Price-Fleming are responsible for supervising and directing the investments of the Fund in accordance with the Fund's investment objectives, program, and restrictions as provided in its prospectus and this Statement of Additional Information. T. Rowe Price and Price-Fleming are also responsible for effecting all security transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. However, it should be understood that the Fund will invest its assets almost exclusively in the shares of the Underlying Price Funds and such investments will be made without the payment of any commission or other sales charges. In addition to these services, T. Rowe Price and Price-Fleming provides the Fund with certain corporate administrative services, including: maintaining the Fund's corporate existence and corporate records; registering and qualifying Fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the Fund; maintaining liaison with the agents employed by the Fund such as the Fund's custodian and transfer agent; assisting the Fund in the coordination of such agents' activities; and permitting T. Rowe Price's and Price-Fleming's employees to serve as officers, directors, and committee members of the Fund without cost to the Fund.

   T. Rowe Price and Price-Fleming have agreed not to be paid a management fee for performing their services. However, T. Rowe Price and Price-Fleming will receive management fees from managing the Underlying Price Funds in which Spectrum Fund invests.

   Each Fund's Management Agreement also provides that T. Rowe Price or Price-Fleming, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

   Management Fees of Underlying Price Funds
   The Underlying Price Fund pays T. Rowe Price or Price-Fleming a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to T. Rowe Price or Price-Fleming on the first business day of the next succeeding calendar month and is calculated as described below.

   The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the Price Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

 Price Funds' Annual Group Base Fee Rate for Each Level of
                          Assets
                                                         0.480%  First $1 billion  0.360%  Next $2 billion   0.310%  Next $16
                                                                                                                     billion
                                                         ---------------------------------------------------------------------------
                                                         0.450%  Next $1 billion   0.350%  Next $2 billion   0.305%  Next $30
                                                                                                                     billion
                                                         ---------------------------------------------------------------------------
                                                         0.420%  Next $1 billion   0.340%  Next $5 billion   0.300%  Next $40
                                                                                                                     billion
                                                         ---------------------------------------------------------------------------
                                                         0.390%  Next $1 billion   0.330%  Next $10 billion  0.295%  Thereafter
                                                         ---------------------------------------------------------------------------
                                                         0.370%  Next $1 billion   0.320%  Next $10 billion




   For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by Investment Services, (excluding the T. Rowe Price Spectrum Funds, and any institutional, index, or private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the Funds' prospectus as of the close of business on the previous business day on which the Fund was open for business.


   The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one
   (1) over the number of calendar days in the year by the individual Fund Fee Rate and multiplying this product by the net assets of the Fund for that day, as determined in accordance with the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business. The individual fund fees and total management fees of the Underlying Price Funds are listed in the following chart:

                           Fund                              Individual Fee as a Percentage   Total Management Fee Paid
                           ----                              ------------------------------   -------------------------
-------------------------------------------------------------      of Fund Net Assets
                                                                   ------------------
                                                             -----------------------------------------------------------
Blue Chip Growth                                                          0.30%                        0.62%
Emerging Markets Bond                                                     0.45                         0.72(a)
Emerging Markets Stock                                                    0.75                         1.07
Equity Income                                                             0.25                         0.57
European Stock                                                            0.50                         0.82
GNMA                                                                      0.15                         0.47
Growth & Income                                                           0.25                         0.57
Growth Stock                                                              0.25                         0.57
High Yield                                                                0.30                         0.62
International Bond                                                        0.35                         0.67
International Discovery                                                   0.75                         1.07
International Stock                                                       0.35                         0.67
Japan                                                                     0.50                         0.82
Latin America                                                             0.75                         1.07
Mid-Cap Value                                                             0.35                         0.68(b)
New Asia                                                                  0.50                         0.82
New Era                                                                   0.25                         0.57
New Horizons                                                              0.35                         0.67
New Income                                                                0.15                         0.47
Short-Term Bond                                                           0.10                         0.42
Summit Cash Reserves                                                    N/A                            0.45
U.S. Treasury Long-Term                                                   0.05                         0.37
------------------------------------------------------------------------------------------------------------------------

  a Had Price-Fleming not agreed to waive a portion of its management fees and bear certain expenses in accordance with an expense limitation agreement, Emerging Markets Bond's total management fee paid would have been 0.77%.

  b T. Rowe Price agreed to waive management fees and bear certain expenses in accordance with an expense limitation in effect through December 31, 1997. The Fund's management fee includes 0.01% of management fees repaid from prior years pursuant to the expense limitation. Had T. Rowe Price not agreed to waive a portion of its management fees, Mid-Cap Value Fund's total management fee paid would have been 0.67%.



   Based on combined Price Funds' assets of over $76 billion at December 31, 1998, the Group Fee was 0.32%. The total combined management fee for each of the Underlying Price Funds would have been an annual rate as shown above.

   The portfolio turnover rates for each Fund for the years ended 1998, 1997, and 1996, were as follows:

          Fund                 1998            1997             1996
          ----                 ----            ----             ----
Spectrum Growth               17.9%           20.4%             2.9%
Spectrum Income               12.8            14.1             17.6
Spectrum International        31.7            20.0              (a)
--------------------------------------------------------------------------


  a  Prior to commencement of operations.



 DISTRIBUTOR FOR THE FUNDS
 -------------------------------------------------------------------------------
   Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as Spectrum Fund's distributor, on behalf of the Income, Growth, and International Funds. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of Spectrum Fund's shares is continuous.

   Investment Services is located at the same address as the Spectrum Fund and
   T. Rowe Price-100 East Pratt Street, Baltimore, Maryland 21202.

   Investment Services serves as distributor to the Spectrum Fund, on behalf of the Income, Growth, and International Funds, pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the Fund will pay all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.

   The Underwriting Agreement provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling Fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling shares for each Fund, except for those fees and expenses specifically assumed by the Fund. Investment Services' expenses are paid by
   T. Rowe Price.

   Investment Services acts as the agent of the Spectrum Fund, on behalf of the Income, Growth, and International Funds, in connection with the sale of the shares for each Fund in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for each Fund's shares at net asset value. No sales charges are paid by investors or the Fund.



 CUSTODIAN
 -------------------------------------------------------------------------------
   The Underlying Funds of the Spectrum International Fund have entered into a Custodian Agreement with The Chase Manhattan Bank, N.A., London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of The Chase Manhattan Bank and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the 1940 Act. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110. The address for The Chase Manhattan Bank, N.A., London is Woolgate House, Coleman Street, London, EC2P 2HD, England.

   State Street Bank and Trust Company, under an agreement with Spectrum Fund, on behalf of the Income, Growth, and International Funds, is the custodian for the Fund's U.S. securities and cash, but it does not participate in the Funds' investment decisions. The Bank maintains shares of the Spectrum Funds in the book entry system of such Funds' transfer agent, T. Rowe Price Services. The domestic Underlying Funds' portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation.



 SHAREHOLDER SERVICES BY OUTSIDE PARTIES
 -------------------------------------------------------------------------------
   The Fund from time to time may enter into agreements with outside parties through which shareholders hold Fund shares. The shares would be held by such parties in omnibus accounts. The agreements would provide for payments by the Fund to the outside party for shareholder services provided to shareholders in the omnibus accounts.



 CODE OF ETHICS
 -------------------------------------------------------------------------------
   The Fund's investment adviser (T. Rowe Price) has a written Code of Ethics which requires all employees to obtain prior clearance before engaging in personal securities transactions. In addition, all employees must report their personal securities transactions within 10 days. Employees will not be permitted to effect transactions in a security: if there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; a change has occurred in T. Rowe Price's rating of the security within seven calendar days prior to the date of the proposed transaction; or the security is subject to internal trading restrictions. In addition, employees are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis.

 PRICING OF SECURITIES
 -------------------------------------------------------------------------------
   The securities of the Underlying Price Funds held by each Fund are valued at the closing net asset value per share of each Underlying Price Fund on the day of valuation. Assets for which the valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the Fund, as authorized by the Board of Directors. For the Growth Fund, short-term money market investments are valued at amortized cost in local currency which, when combined with accrued interest, approximates market value. For the International Fund, short-term debt securities are valued at amortized cost, which approximates fair market value. For the Income Fund, securities with less than one year to maturity are stated at fair value which is determined by using a matrix system that establishes a value for each security based on money market yields. Also, for the International Fund, portfolio securities of the Underlying Funds may be listed on foreign exchanges that can open on days when the Underlying Funds do not compute their prices. As a result, the Underlying Funds', and consequently the Spectrum International Fund's net asset value may be significantly affected by trading on days when shareholders cannot make transactions.

   The Japan Fund, one of the Underlying Price Funds in which the Spectrum International Fund can invest, is not open on certain days when the Spectrum International Fund is open. On such days, securities of the Japan Fund held by Spectrum International are valued in accordance with procedures adopted by the Board of Directors. These procedures call for Spectrum International to direct that the NAV for the Japan Fund be calculated in the same manner and using the same system of procedures and controls as are used in the normal daily calculation of the Japan Fund's NAV except that securities are valued at the most recent yen-denominated closing prices in the Japanese market (which may be one or more days previous to the valuation rate of Spectrum International).



 NET ASSET VALUE PER SHARE
 -------------------------------------------------------------------------------
   The purchase and redemption price of the Fund's shares is equal to the Fund's net asset value per share or share price. The Fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the Fund is normally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Holiday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   Determination of net asset value (and the offering, sale redemption and repurchase of shares) for the Fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the Fund may by order permit such a suspension for the protection of the Fund's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.



 DIVIDENDS AND DISTRIBUTIONS
 -------------------------------------------------------------------------------

   Unless you elect otherwise, capital gain distributions, if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date may precede the payment date by one day, although the exact timing is subject to change and can be as great as 10 days.

 TAX STATUS
 -------------------------------------------------------------------------------
   The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code.

   A portion of the dividends paid by the Growth and Income Funds may be eligible for the dividends-received deduction for corporate shareholders. The dividends of the Spectrum International Fund will not be eligible for this deduction, if, as expected, none of the fund's income consists of dividends paid by U.S. corporations. Long-term capital gain distributions paid from these Funds are never eligible for the dividends-received deduction. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. The Fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains as of December 31 to avoid a federal income tax.


   At the time of your purchase, the Fund's net asset value may reflect undistributed income (Growth and International Funds), capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as a capital gain distribution. For federal income tax purposes, the Fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

   If, in any taxable year, the Fund should not qualify as a regulated investment company under the code: (i) the Fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without deduction for dividends or other distributions to shareholders; and (ii) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), and, for Spectrum Income and Spectrum Growth Funds, would qualify for the 70% deduction for dividends received by corporations. However, for Spectrum International Fund, the dividends will not be eligible for the 70% deduction for dividends received by corporations, if, as expected, none of the Fund's income consists of dividends paid by U.S. corporations.


                        Taxation of Foreign Shareholders

   The Code provides that dividends from net income will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the Fund are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.



 YIELD INFORMATION
 -------------------------------------------------------------------------------

                              Spectrum Income Fund

   An income factor is calculated for each security in the portfolio based upon the security's market value at the beginning of the period and yield as determined in conformity with regulations of the SEC. The income factors are then totaled for all securities in the portfolio. Next, expenses of the Fund for the period, net of expected reimbursements, are deducted from the income to arrive at net income, which is then converted to a per share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield which is then annualized. If applicable, a taxable-equivalent yield is calculated by dividing this yield by one minus the effective federal, state, and/or city or local income tax rates. Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the Fund.

   The yield of the Fund calculated under the above-described method for the month ended December 31, 1998, was 6.26%.



 INVESTMENT PERFORMANCE
 -------------------------------------------------------------------------------

                            Total Return Performance

   The Fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the Fund. Total return is calculated as the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gain dividends. The results shown are historical and should not be considered indicative of the future performance of the Fund. Each average annual compound rate of return is derived from the cumulative performance of the Fund over the time period specified. The annual compound rate of return for the Fund over any other period of time will vary from the average.

                  Cumulative Performance Percentage Change
                           1 Yr.     5 Yrs.   10 Yrs.    % Since    Inception
                           -----     ------   -------    -------    ---------
                           Ended     Ended     Ended    Inception      Date
                           -----     -----     -----    ---------      ----
                          12/31/98  12/31/98  12/31/98  12/31/98
                          --------  --------  --------  --------
S&P 500                    28.57%   193.88%   479.58%
Dow Jones Industrial
Average                    18.13    173.37    461.09
CPI                         1.86     12.69     36.35

Spectrum Growth Fund       13.62    111.87         -     220.97%     06/29/90
Spectrum Income Fund        6.57     50.71         -     124.28      06/29/90
Spectrum International     12.28         -         -      14.99      12/31/96
Fund
-------------------------------------------------------------------------------


                   Average Annual Compound Rates of Return
                           1 Yr.     5 Yrs.   10 Yrs.    % Since    Inception
                           -----     ------   -------    -------    ---------
                           Ended     Ended     Ended    Inception      Date
                           -----     -----     -----    ---------      ----
                          12/31/98  12/31/98  12/31/98  12/31/98
                          --------  --------  --------  --------
S&P 500                    28.57%    24.06%    19.21%
Dow Jones Industrial
Average                    18.13     22.28     18.82
CPI                         1.86      2.42      3.15      '

Spectrum Growth Fund       13.62     16.20         -     14.70%      06/29/90
Spectrum Income Fund        6.57      8.55         -      9.96       06/29/90
Spectrum International     12.28         -         -      7.24       12/31/96
Fund
-------------------------------------------------------------------------------




                         Outside Sources of Information

   From time to time, in reports and promotional literature: (1) the Fund's total return performance, ranking, or any other measure of the Fund's performance may be compared to any one or combination of the following: (a) a broad-based index; (b) other groups of mutual funds, including T. Rowe Price Funds, tracked by independent research firms ranking entities, or financial publications; (c) indices of securities comparable to those in which the Fund invests; (2) the Consumer Price Index (or any other measure for inflation, government statistics, such as GNP may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (3) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the Fund's performance; (4) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general in both qualified and nonqualified retirement plans or any other tax advantage product, may be illustrated by graphs, charts, etc.; and
   (5) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.


                               Other Publications

   From time to time, in newsletters and other publications issued by Investment Services, T. Rowe Price mutual fund portfolio managers may discuss economic, financial and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the Fund; individual securities within the Fund's portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed or excluded from the Fund's portfolio.


                           Other Features and Benefits

   The Fund is a member of the T. Rowe Price family of Funds and may help investors achieve various long-term investment goals, which include, but are not limited to, investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the Fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price and/or Investment Services may be made available.


                       No-Load Versus Load and 12b-1 Funds

   Unlike the T. Rowe Price funds, many mutual funds charge sales fees to investors or use fund assets to finance distribution activities. These fees are in addition to the normal advisory fees and expenses charged by all mutual funds. There are several types of fees charged which vary in magnitude and which may often be used in combination. A sales charge (or "load") can be charged at the time the fund is purchased (front-end load) or at the time of redemption (back-end load). Front-end loads are charged on the total amount invested. Back-end loads or "redemption fees" are charged either on the amount originally invested or on the amount redeemed. 12b-1 plans allow for the payment of marketing and sales expenses from fund assets. These expenses are usually computed daily as a fixed percentage of assets.

   The Fund is a no-load fund which imposes no sales charges or 12b-1 fees. No-load funds are generally sold directly to the public without the use of commissioned sales representatives. This means that 100% of your purchase is invested for you.


                               Redemptions in Kind

   In the unlikely event a shareholder were to receive an in kind redemption of portfolio securities of the Fund, brokerage fees could be incurred by the shareholder in a subsequent sale of such securities.


                     Issuance of Fund Shares for Securities

   Transactions involving issuance of Fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.



 CAPITAL STOCK
 -------------------------------------------------------------------------------
   The Articles of Incorporation of Spectrum Fund currently establish three series (i.e., the Income Fund, the Growth Fund, and the International Fund), each of which represents a separate class of the Corporation's shares and has different objectives and investment policies. The Articles of Incorporation also provide that the

   Board of Directors may issue additional series of shares. Each share of each Fund represents an equal proportionate share in that Fund, with each other share, and is entitled to such dividends and distributions of income belonging to that Fund as are declared by the Directors. In the event of the liquidation of a Fund, each share is entitled to a pro rata share of the net assets of that Fund.

   The Fund's Charter authorizes the Board of Directors to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board subject to the Investment Company Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authorized to issue without shareholder approval.

   Except to the extent that the Fund's Board of Directors might provide by resolution that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The Charter contains no provision entitling the holders of the present class of capital stock to a vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares, including the present class of capital stock, might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the Fund, a special meeting of shareholders of the Fund shall be called by the Secretary of the Fund on the written request of shareholders entitled to cast at least 10% of all the votes of the Fund entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the Fund the reasonably estimated costs of preparing and mailing the notice of the meeting. The Fund, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Fund to the extent required by
   Section 16(c) of the 1940 Act.



 FEDERAL REGISTRATION OF SHARES
 -------------------------------------------------------------------------------
   The Fund's shares are registered for sale under the 1933 Act. Registration of the Fund's shares is not required under any state law, but the Fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.

 LEGAL COUNSEL
 -------------------------------------------------------------------------------
   Swidler Berlin Shereff Friedman, LLP, whose address is 919 Third Avenue, New York, New York 10022-9998, is legal counsel to the Fund.



 INDEPENDENT ACCOUNTANTS
 -------------------------------------------------------------------------------
   PricewaterhouseCoopers LLP, 250 West Pratt Street, 21st Floor, Baltimore, Maryland 21201, are the independent accountants to the Funds.

   The financial statements of the Funds for the year ended December 31, 1998, and the report of independent accountants are included in each Fund's Annual Report for the year ended December 31, 1998. A copy of each Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in each Annual Report for the year ended December 31, 1998, are incorporated into this Statement of Additional Information by reference:


                          ANNUAL REPORT REFERENCES:

                                                       SPECTRUM    SPECTRUM
                                                       GROWTH      INCOME
                                                       ------      ------
Report of Independent Accountants                          29          29
Statement of Net Assets, December 31, 1998                 19          20
Statement of Operations, year ended December 31, 1998      22          22
Statement of Changes in Net Assets, years ended
December 31, 1998 and December 31, 1997                    23          24
Notes to Financial Statements, December 31, 1998         26-28       26-28
Financial Highlights                                       16          17




                                                           SPECTRUM
                                                           INTERNATIONAL
                                                           -------------
Report of Independent Accountants                                29
Statement of Net Assets, December 31, 1998                       21
Statement of Operations, year ended December 31, 1998            22
Statement of Changes in Net Assets, years ended December
31, 1998 and December 31, 1996 (commencement of
operations) through December 31, 1997                            25
Notes to Financial Statements, December 31, 1998                26-28
Financial Highlights                                             18